PROSPECTUS

APRIL 11, 2006

SUN LIFE FINANCIAL MASTERSSM FLEX

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):

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Large-Cap Value Equity Funds	Mid-Cap Growth Equity Funds
Franklin Templeton VIP Trust Templeton Foreign	Lord Abbett Series Fund Growth Opportunities
Securities Fund, Class 2	Portfolio
Franklin Templeton VIP Trust Templeton Growth	Wanger Select, Variable Series
Securities Fund, Class 2	Small-Cap Value Equity Funds
Franklin Templeton VIP Trust Mutual	Columbia Small Cap Value Fund, Variable Series -
Shares Securities Fund, Class 2	Class B4
Lord Abbett Series Fund All Value Portfolio	Franklin Templeton VIP Trust Franklin Small Cap
Lord Abbett Series Fund Growth & Income Portfolio	Value Securities Fund, Class 2
MFS/Sun Life Total Return - S Class	Small-Cap Blend Equity Funds
MFS/ Sun Life Value - S Class	Oppenheimer Main Street Small Cap Fund/VA
Large-Cap Blend Equity Funds	- Service Shares
Franklin Templeton VIP Trust Templeton Developing	Small-Cap Growth Equity Funds
Markets Securities Fund - Class 2	MFS/ Sun Life New Discovery - S Class
MFS/ Sun Life Capital Opportunities - S Class	Wanger US Smaller Companies, Variable Series
MFS/Sun Life Emerging Markets Equity - S Class	Multi-Cap Equity Funds
MFS/ Sun Life Massachusetts Investors Trust	Sun Capital® All Cap Fund - S Class
- S Class	Specialty Funds
MFS/ Sun Life Research - S Class	MFS/ Sun Life Utilities - S Class
MFS/ Sun Life Research International - S Class	PIMCO VIT CommodityRealReturn Strategy
Oppenheimer Main Street Fund/VA - Service Shares	Portfolio
Large-Cap Growth Equity Funds	Sun Capital Real Estate Fund® - S Class
MFS/ Sun Life Emerging Growth - S Class	High-Quality Short-Term Bond Funds
MFS/ Sun Life Massachusetts Investors Growth	PIMCO VIT Low Duration Portfolio
Stock - S Class	High-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Strategic Growth - S Class	MFS/ Sun Life Government Securities - S Class
Columbia Marsico 21st Century Fund, Variable Series[1]	Sun Capital Investment Grade Bond Fund®
Columbia Marsico Growth Fund, Variable Series[2]	- S Class
Columbia Marsico International Opportunities	PIMCO VIT All Asset Portfolio
Fund, Variable Series[3]	PIMCO VIT Total Return Portfolio
Oppenheimer Global Securities Fund/VA -	PIMCO VIT Real Return Portfolio
Service Shares	Medium-Quality Intermediate-Term Bond Funds
Oppenheimer Capital Appreciation Fund/VA -	PIMCO VIT Emerging Markets Bond Portfolio
Service Shares	Low-Quality Short-Term Bond Funds
SC FI Large Cap Growth Fund - S Class	MFS/ Sun Life High Yield - S Class
Mid-Cap Value Equity Funds	Money Market Funds
Lord Abbett Series Fund Mid Cap Value Portfolio	Sun Capital Money Market Fund® - S Class
Moderate Allocation Funds
Fidelity VIP Freedom 2010 Portfolio Service - Class 2
Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Fidelity VIP Freedom 2020 Portfolio Service - Class 2

[1]	Formerly known as Nations Marsico 21st Century Portfolio.
[2]	Formerly known as Nations Marsico Growth Portfolio.
[3]	Formerly known as Nations Marsico International Opportunities Portfolio.
[4]	Formerly known as Colonial Small Cap Value Fund, Variable Series, Class B.

Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). Columbia Wanger Asset Management, LLC, advises Wanger U.S. Smaller Companies and Wanger Select. Franklin® Advisers, Inc. advises Franklin Small Cap Value Securities Fund. Franklin® Mutual Advisers, LLC advises Mutual Shares Securities Fund. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Strategic Advisers®, Inc. advises the Fidelity VIP Freedom Portfolios. Sun Capital Advisers LLC advises the Sun Capital Funds; SC FI Large Cap Growth Fund (sub-advised by Pyramis Global Advisors, LLC). Templeton® Asset Management Ltd. advises the Templeton Developing Markets Securities Fund. Templeton® Investment Counsel, LLC advises Templeton Foreign Securities Fund and Templeton Growth Securities Fund.

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The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated April 11, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 59 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TABLE OF CONTENTS

SPECIAL TERMS *

PRODUCT HIGHLIGHTS *

FEES AND EXPENSES *

EXAMPLE *

CONDENSED FINANCIAL INFORMATION *

THE ANNUITY CONTRACT *

COMMUNICATING TO US ABOUT YOUR CONTRACT *

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) *

THE VARIABLE ACCOUNT *

VARIABLE ACCOUNT OPTIONS: THE FUNDS *

THE FIXED ACCOUNT *

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS *

THE ACCUMULATION PHASE *

Issuing Your Contract *

Amount and Frequency of Purchase Payments *

Allocation of Net Purchase Payments *

Your Account *

Your Account Value *

Variable Account Value *

Fixed Account Value *

Transfer Privilege *

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates *

Other Programs *

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT *

Cash Withdrawals *

Withdrawal Charge *

Types of Withdrawals not Subject to Withdrawal Charge *

Market Value Adjustment *

CONTRACT CHARGES *

Account Fee *

Administrative Expense Charge and Distribution Fee *

Mortality and Expense Risk Charge *

Charges for Optional Benefit Riders *

Premium Taxes *

Fund Expenses *

Modification in the Case of Group Contracts *

OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS FOR LIFE PLUS *

Guaranteed Minimum Accumulation Benefit ("AB") Plan *

Guaranteed Minimum Withdrawal Benefit ("WB") Plan *

Cost of the Optional Living Benefit Rider *

Withdrawals Under the Optional Living Benefit Rider *

Annuitization Under the WB Plan *

Cancellation of the Optional Living Benefit Rider *

Revocation of the Optional Living Benefit Rider *

Step-Up *

Subsequent Purchase Payments After a Step-Up *

Renewal of the Optional Living Benefit Rider *

Refund of Rider Charges Under the AB Plan *

Tax Issues *

Your Death Under the AB Plan *

Your Death Under the WB Plan *

DEATH BENEFIT *

Amount of Death Benefit *

The Basic Death Benefit *

Optional Death Benefit Riders *

Spousal Continuance *

Calculating the Death Benefit *

Method of Paying Death Benefit *

Non-Qualified Contracts *

Selection and Change of Beneficiary *

Payment of Death Benefit *

THE INCOME PHASE - ANNUITY PROVISIONS *

Selection of Annuitant(s) *

Selection of the Annuity Commencement Date *

Annuity Options *

Selection of Annuity Option *

Amount of Annuity Payments *

Exchange of Variable Annuity Units *

Account Fee *

Annuity Payment Rates *

Annuity Options as Method of Payment for Death Benefit *

OTHER CONTRACT PROVISIONS *

Exercise of Contract Rights *

Change of Ownership *

Voting of Fund Shares *

Periodic Reports *

Substitution of Securities *

Change in Operation of Variable Account *

Splitting Units *

Modification *

Discontinuance of New Participants *

Reservation of Rights *

Right to Return *

TAX CONSIDERATIONS *

U.S. Federal Income Tax Considerations *

Puerto Rico Tax Considerations *

ADMINISTRATION OF THE CONTRACT *

DISTRIBUTION OF THE CONTRACT *

PERFORMANCE INFORMATION *

AVAILABLE INFORMATION *

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE *

STATE REGULATION *

LEGAL PROCEEDINGS *

FINANCIAL STATEMENTS *

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION *

APPENDIX A - GLOSSARY *

APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT *

APPENDIX C - CALCULATION OF BASIC DEATH BENEFIT *

APPENDIX D - CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT *

APPENDIX E - CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT *

APPENDIX F - CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT *

APPENDIX G - CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT *

APPENDIX H - CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT *

APPENDIX I - SECURED RETURNS FOR LIFE PLUS BENEFIT EXAMPLES *

APPENDIX J - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS *

APPENDIX K - Build Your Portfolio *

APPENDIX L - CONDENSED FINANCIAL INFORMATION *

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Sun Life Financial MastersSM Flex Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

In addition, we deduct a mortality and expense risk charge of 1.30% of the average daily value of the Contract invested in the Variable Account, if you were under 76 year of age on the Open Date, or 1.50% if you were age 76 or older on the Open Date. We also deduct an administrative charge of 0.15% of the average daily value and a distribution fee of 0.20% of the average daily value of the Contract invested in the Variable Account.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for four years.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.20% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider you elected.

If you elect the optional living benefit rider, we will assess a quarterly charge currently equal to 0.125% of your Account Value. In the state of Washington, the charge is assessed on Variable Account Value only.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefit Rider: Secured Returns for Life Plus

Secured Returns for Life Plus guarantees a return of your initial Purchase Payment plus portions of your subsequent Purchase Payments (adjusted for withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. You may choose to receive your Secured Returns for Life Plus benefit under one of two plans. Under the terms of the Guaranteed Minimum Accumulation Benefit Plan, on your 10th Account Anniversary, or some later date if you choose to "step-up" your Guaranteed Living Benefit amount ("GLB amount"), we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. (Your first step-up of your GLB amount to your current Account Value may be made any time after your third Account Anniversary. A full three years must pass before you may elect to step-up your GLB amount again.) Under this Plan, if your Account Value is greater than or equal to your GLB amount on the date the Plan matures, we will refund the charges you paid for this optional benefit. Under the terms of the Guaranteed Minimum Withdrawal Benefit Plan, we guarantee a return of your Remaining Guaranteed Living Benefit amount (RGLB amount") through periodic withdrawals and, if you meet certain conditions, you may receive payments for life. Under the Guaranteed Minimum Withdrawal Plan, Secured Returns for Life Plus also includes an added feature ("the Plus 5 Program") that may increase this guaranteed amount provided no withdrawals are taken during an Account Year. This feature may not be available in your jurisdiction at this time. Secured Returns for Life Plus is available only if you are age 85 or younger on the Open Date. If you annuitize, Secured Returns for Life Plus terminates. Secured Returns for Life Plus may not be available in your state.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing an optional death benefit rider that is available in your state. If you are 85 or younger on the Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you were 86 or older on the Open Date, the basic death benefit is equal to the Surrender Value. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Open Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. During the first four Account Years, this "free withdrawal amount" is equal to 10% of the amount of all Purchase Payments made. All other Purchase Payments will be subject to a withdrawal charge. After the end of the fourth Account Year, any amount you withdraw is free of withdrawal charges. In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may also be subject to a Market Value Adjustment (see "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living A full three years must pass before you may elect to step-up your GLB amount again benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)

          P. O. Box 9133

          Wellesley Hills, Massachusetts 02481

          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):		0%

Maximum Withdrawal Charge (as a percentage of purchase payments): [1]

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4 or more	0%

Maximum Fee Per Transfer (currently $0):		$15[2]

Premium Taxes (as a percentage of Certificate Value or total purchase payments):		0% - 3.5%[3]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 50[4]

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets) 5
Mortality and Expense Risks Charge:	1.50%[6]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.20%

Total Variable Account Annual Expenses (without optional benefits):	1.85%
[1]

During the first four Account Years, a portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after your fourth Account Anniversary, any amount withdrawn is free of the withdrawal charge. (See "Withdrawal Charges.")

[2]

Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

[3]

The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

[4]

The Annual Account Fee is waived if 100% of your Account Value has been allocated only to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

[5]

All of the Variable Account Annual Expenses, except for the charges for the Secured Returns 2 and Secured Returns for Life Optional Living Benefit Riders, are assessed as a percentage of average daily net Variable Account assets. The charge for the Secured Returns 2 and Secured Returns for Life Optional Living Benefit Riders is assessed on a quarterly basis from your total Account Value (an annual rate of 0.50%). In the state of Washington the charge is assessed on Variable Account Value only.

[6]

If you are age 75 or younger on the Open Date, the mortality and expense risks charge will be 1.30% of average daily net Variable Account assets. After annuitization, the sum of the mortality and expense risks charge, the administrative expenses charge, and the distribution fee will never be greater than 1.65% of average daily net Variable Account assets, regardless of your age on the Issue Date. (See "Mortality and Expense Risks Charge.")

Charges for Optional Features
Maximum Charge for Optional Death Benefit Rider (as a percentage of average daily net assets):	0.40%[7]+

Maximum Charge for Secured Returns for Life Plus Optional Living Benefit Rider (assessed at a quarterly rate of 0.125% of Account Value):	0.50%[8]

Total Variable Account Annual Expenses with Maximum Charges for Optional Death Benefit and Living Benefit Riders:	2.75%[8]

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[9]	0.25%	3.04%
[7]

The optional death benefit riders are defined under "Death Benefit." These riders are available only if you are younger than age 80 on the Open Date. The charge varies depending upon the rider selected as follows:

Riders Elected	% of Average Daily Net Assets
"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%
[8]

If you elect the Optional Living Benefit Rider, you may choose any one of the optional death benefit riders, except EEB Premier Plus. The charge for the Optional Living Benefit may be increased at the time of a step-up to equal the rider fee imposed on newly issued Contracts at that time. If your Optional Living Benefit is cancelled, you will continue to pay the charge for the Benefit until your 7th Account Anniversary, except in the state of Oregon.

[9]	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2006. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration are 0.25% and 1.56%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$1,299	$2,524	$3,216	$6,234
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$586	$1,926	$3,216	$6,234

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (''Variable Accumulation Units'') is included in the back of this Prospectus as Appendix L.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing an optional death benefit riders and paying an additional charge for the optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity might not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that required by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age. Your individual representative will describe any such limitations. You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a statement of additional information for each Fund, may be obtained without charge from the company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the "Covered Person" dies before the Annuity Commencement Date.

Issuing Your Contract

When we accept your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the "Net Investment Factor" -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the valuation period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus any applicable asset-based charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:
●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:
●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Programs. At our discretion, we may waive some or all of these restrictions. Additional restrictions apply to transfers made under the Secured Returns for Life Plus Benefit. (See "Optional Living Benefit Rider: Secured Returns for Life Plus.")

We reserve the right to waive these restrictions and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds impose, or reserve the right to impose, additional restrictions on transfers if the Fund's short-term trading strategy is more restrictive than the Company's policy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:
●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative service fee, the distribution fee, or the annual Account Fee; credit additional amounts; grant special Guaranteed Interest Rates in certain situations; or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

     Monitoring Service

You may elect, no later than your Issue Date, to participate in the Privacy Guard program offered through Affinion Services Group, Inc. ("Affinion"). This program is designed to help you access and monitor personal information that is recorded by national credit reporting agencies, by supplying you with a credit report and providing periodic monitoring of any new activity on your credit accounts. To participate in this program, you must authorize us to release certain information to Affinion. This will allow Affinion to set up your participation in Privacy Guard. If you elect Privacy Guard, your participation in this program will be free of charge for a period of twelve months from your Issue Date or until you cancel your Contract, if sooner. After the initial twelve-month period, you will be billed directly by Affinion for this service. You may terminate your participation in this program at any time. If you surrender your Contract within the first year, your participation in the program will automatically end. This program may not be available in your state.

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied.

Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Asset Allocation Program

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future.

Our asset allocation programs are "static" programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we calculate and then add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect any death benefit or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See "Withdrawals Under the Optional Living Benefit Rider" and "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

The "free withdrawal amount" is equal to 10% of the amount of all Purchase Payments you have made. After the fourth Account Anniversary, any amount you withdraw is free of withdrawal charges.

The "free withdrawal amount" that you do not use in an Account Year is not cumulative. In other words, it will not be carried forward or available for use in future Account Years.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the amount you withdraw by a percentage. As set forth below, the percentage decreases according to the number of complete Account Years since your Issue Date. After your fourth Account Anniversary, any amount you withdraw is free of withdrawal charges. The Withdrawal Charge Scale is as follows:

Number of Account Years	Withdrawal
Since Your Issue Date	Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4 or more	0%

The withdrawal charge will never be greater than 8% of the excess of your Account Value over the "free withdrawal amount," as defined above.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:
●	at least one year has passed since your Issue Date;

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

●	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

where:
I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J

is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b

is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and /or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:
●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.20% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30%, if you are age 75 or younger on the Open Date (1.50%, if you are age 76 or older on the Open Date). If your initial Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. (This credit is paid out of our general account and is the result of cost savings realized on larger sized Contracts.) The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

Charges for Optional Benefit Riders

If you elect Secured Returns for Life Plus, we will deduct a specific charge from your Account Value on the last day of the Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.) The charge per year is currently equal to 0.50% of your Account Value. See "Cost of the Optional Living Benefit Rider" under "Optional Living Benefit Rider: Secured Returns for Life Plus." For Contracts issued in the State of Washington, the charge is assessed on Variable Account Value only.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

% of Average
Rider(s) You Elect*	Daily Net Assets
"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

                 *As defined below under "Optional Death Benefits."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS FOR LIFE PLUS

At issue, you may elect to participate in an optional living benefit rider: Secured Returns for Life Plus (an "Optional Living Benefit" or a "Benefit"). The Benefit provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period. (You should note that the benefit does not, in all cases, guarantee payments "for Life." Certain actions you take may reduce, or even exhaust, your benefit.) You may elect the Benefit on or before the Issue Date, provided:
●	the rider is available for sale in the state where the Contract is sold;

●	you limit the allocation of your Purchase Payments and Account Value to the investment options, known as "Designated Funds" that we make available with each rider; and

●	the oldest Owner has not attained age 86 on the Open Date.

You have the option of choosing between two different payment options under Secured Returns for Life Plus: the Guaranteed Minimum Accumulation Benefit ("AB Plan") and the Guaranteed Minimum Withdrawal Benefit ("WB Plan"). These options are described in detail under captions containing those names.

We use the following definitions to describe how Secured Returns for Life Plus works:
AB Plan Maturity Date	The date when the AB Plan matures which is on the 10th Account Anniversary, or if you elect to "step-up" your guaranteed values under the rider, 10 years from the date of the step-up.

Plus 5 Period:	The period of time equal in length to the first 10 Account Years; or, if less than 10 years, the period of time up to the Account Year in which the oldest Contract Owner attains age 80.

Bonus Base:

An amount equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the "GLB amount"):

The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit (the "RGLB amount"):

If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the "GLB Base"):

A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:

A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Account Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:

The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Contract Owner on the date of the first withdrawal under the WB Plan or last Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:

Under this optional living benefit rider, the terms "you" and "your" refer to the oldest Owner or the surviving spouse of the oldest Owner as described under "Your Death Under the AB Plan" and "Your Death Under the WB Plan." In the case of a non-natural owner, these terms refer to the oldest annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:
WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

RMD Amount	Required Minimum Distribution Amount

Yearly RMD Amount	Yearly Required Minimum Distribution Amount

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. Your application lists the only Funds, Guarantee Period dollar cost averaging programs, and asset allocation models that currently qualify as "Designated Funds." We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change in the Designated Funds, your Account Value will remain in the previously available Designated Funds. However, any future transfers or Purchase Payments you make may only be allocated to the Designated Funds then available.

You may combine your optional living benefit rider with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns for Life Plus and any elected optional death benefit rider automatically terminate.

Secured Returns for Life Plus guarantees a return of your initial Purchase Payment regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit ("AB") Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit ("WB") Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life.

In addition, Secured Returns for Life Plus includes a bonus feature (called the "Plus 5 Program") that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during an Account Year. These bonuses will not increase your guaranteed amount under the AB Plan. But we will keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan. The bonuses under the Plus 5 Program are discussed further under "Plus 5 Program."

If you elect Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 95th birthday), the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described befow under "Step-Up" and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See "Refund of Rider Charges Under the AB Plan.") For examples of how we calculate benefits under the AB Plan, see Examples 1 through 4 in Appendix I.

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Account Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described below under "Withdrawals Under the Optional Living Benefit Rider."

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed below under "Withdrawals Under the Optional Living Benefit Rider."

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under "Guaranteed Minimum Accumulation Benefit ("AB") Plan" plus any accrued bonuses. Your GLB Base is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on the later of:
●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal after the WB Plan was elected, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount

65 or older	5% of the Lifetime Income Base

64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may seriously affect your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See "Withdrawals Under the Optional Living Benefit Rider.").

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your last "Step-Up Date," described under "Step-Up." Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated or revoked. After the fourth Account Anniversary, any Purchase Payments submitted by an Owner while participating in the optional living benefit rider will be treated as "Not in Good Order" and returned to the Owner, unless the Owner instructs us to terminate his participation in the rider.

For examples of how we calculate benefits under the WB Plan, see Examples 5, 6, 9, 10, 11, 14, and 15 in Appendix I.

     Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your guaranteed living benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Account Years, you will be able to take larger withdrawals in the later Account Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Account Years (the "Plus 5 Period"). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Account Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the "Bonus Base") and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

●

Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Account Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

●

Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Account Anniversary. In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

●	your GLB Base prior to the addition of the amount of any bonus, and

●	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:

●	your Lifetime Income Base prior to the addition of the bonus amount, and

●	the lesser of:

●	your RGLB amount after the addition of the bonus amount, and

●	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Account Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Plan do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

     "Build Your Portfolio"

Among the choices of "Designated Funds" is a selection of funds, ("portfolio model"), that you design yourself using certain broad guidelines that we provide. To "build your portfolio," you pick funds from each of five asset classes: cash and short-term bond funds; intermediate and long-term bond funds; core equity funds; growth equity funds; and specialty funds. Altogether you must pick at least three funds but no more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the five asset classes altogether must total 100%. A chart showing the funds available in each asset class and the percentage range assigned to each asset class is included in Appendix K.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See "Transfer Privilege.") Withdrawals out of your portfolio model will be taken pro-rata from each of your selected funds. Any additional Purchase Payments will be allocated proportionally to your current fund selection. At any time you can change your fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the funds over the prior quarter.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted, however, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model.

Cost of the Optional Living Benefit Rider

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. For Contracts issued in the State of Washington, the charge for the Benefit will be made as a specific deduction from Variable Account Value, taken on the last valuation day of the Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.) The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value (Variable Account Value in Washington). The quarterly charge will be determined by multiplying the Account Value (Variable Account Value in Washington) at the end of the Account Quarter by 0.00125. (See Example 18 in Appendix I.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:
●	you annuitize; or

●	under the provisions of Secured Returns for Life Plus;

●	your benefit matures;

●	the benefit is revoked (see "Revocation of the Optional Living Benefit Rider"); or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Funds, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge (except in Oregon), until the 7th Account Anniversary. (See "Cancellation of the Optional Living Benefit Rider.")

Withdrawals Under the Optional Living Benefit Rider

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge.") In addition, any withdrawals you take under Secured Returns for Life Plus will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount x	Account Value immediately before partial withdrawal
Account Value immediately after partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn. We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See Examples 3 and 15 in Appendix I.) However, as discussed in detail under "Plus 5 Program," even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:
●	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal and

●	your Account Value after the withdrawal.

Your new GLB will be the lesser of:
●	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:
●	your previous Bonus Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of you new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of

●	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the last "Step-Up Date," if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Last Step-Up Date	New Maximum WB for Life Amount

65 or older	5% of the new Lifetime Income Base

64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:
● A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Plus Benefits.

●

If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate.

●

If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)

You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. After the death of an Owner, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2) You (or your beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 7 and 12 in Appendix I.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date you may elect to:

●	annuitize your Contract;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation of the Optional Living Benefit Rider

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled.

An assignment of ownership of the Contract will also cancel Secured Returns for Life Plus.

Once the Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus (except in Oregon) until your 7th Account Anniversary.

Revocation of the Optional Living Benefit Rider

Anytime after your 7th Account Anniversary, you may revoke Secured Returns for Life Plus. (In Oregon, you may elect to revoke at any time.) Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your third Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your third Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:
●	your current Account Value is greater than the current GLB amount and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:
●	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will "mature" on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus Rider charge, i.e. the "AB Plan Maturity Date"). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 4, 16, and 17 in Appendix I.) Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:
●	the accrued bonus amount before step-up less the difference between the GLB amount after and before step up, and

●	zero.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth above under "Cost of the Optional Living Benefit Rider." If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Examples 8 and 13 in Appendix I.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above under "Guaranteed Minimum Withdrawal Benefit ('WB') Plan". (See Examples 16 and 17 in Appendix I.).

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments will increase, on a dollar-for-dollar basis, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed.

Renewal of the Optional Living Benefit Rider

If you elect to participate in the AB Plan and you remain in the Plan until it matures, you may elect to renew your participation in Secured Returns for Life Plus, provided that we are still offering the Benefit to new Owners. Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time. If renewal in the Secured Returns for Life Plus Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under the Secured Returns for Life Plus will be discontinued. We reserve the right to stop offering any Optional Living Benefit to new Owners. If we do so, renewals will no longer be available.

Once you elect to participate in the WB Plan, you may not renew your participation in Secured Returns for Life Plus.

Refund of Rider Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Return for Life Plus ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated on a pro rata basis to the Designated Funds in which you are invested on such AB Plan Maturity Date. No refund of the Secured Return for Life Plus rider charges will be made if you change from the AB Plan to the WB Plan.

Tax Issues

If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contact may be subject to certain required minimum distribution ("RMD") provisions imposed by the Internal Revenue Code (the "Code") and IRS regulations (collectively, the "Federal Tax Laws"). These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year you attain age 70 1/2. Your failure to withdraw your yearly RMD amount from your Qualified Contract ("Yearly RMD Amount") could result in adverse tax treatment.

When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that

(1)

you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70 1/2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

(2)	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the Contract regarding excess withdrawals (see "Withdrawals Under the Optional Living Benefit Rider"), when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see "Withdrawals Under the Optional Living Benefit Rider").

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit rider.

Your Death Under the AB Plan

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. Your surviving spouse has three options under the Contract.

(1)

Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)

Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)

Your surviving spouse can elect to participate in a new optional living benefit rider on the original Contract (assuming that the rider is available to new Owners at the time of such election) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

●	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

●	the Account Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan Election.

Your Death Under the WB Plan

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has two additional options under the Contract:
(1)

Your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)

Your surviving spouse can elect to participate in a new rider on the original contract (as described above under "Your Death Under the AB Plan") and, thus, be eligible to receive lifetime withdrawal benefits.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:
(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Adjusted Purchase Payments (Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one of the following optional death benefit riders. You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on your Open Date. The optional death benefit election may not be changed after the Contract's Issue Date. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of these optional benefits to you. Please refer to "Impact of Optional Death Benefit and Optional Living Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing these optional benefits.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under basic death benefit (above), or

●

your Highest Account Value on any Account Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Account Anniversary Value.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under basic death benefit (above), or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:
●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the sum of your Adjusted Purchase Payments.

     Earnings Enhancement Benefit Premier ("EEB Premier") Rider

If you elect this EEB Premier Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier amount." Calculated as of the Death Benefit Date, the "EEB Premier amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with MAV ("EEB Premier with MAV") Rider

If you elect this EEB Premier with MAV Rider, your death benefit will be the amount payable under the MAV Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with 5% Roll-Up ("EEB Premier with 5% Roll-Up") Rider

If you elect this EEB Premier with 5% Roll-Up Rider, your death benefit will be the amount payable under the 5% Roll-Up Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier Plus ("EEB Premier Plus") Rider

If you elect this EEB Premier Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier Plus amount." Calculated as of the Death Benefit Date, the "EEB Premier Plus amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier Plus amount" will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 150% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the 12 months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier Plus amount" will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 60% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier Plus amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier Plus amount."

Spousal Continuance

If your spouse is your sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:
●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8 and 9-year periods certain are not available if your Account has been issued within the past 4 years.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.65% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually), and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days, or longer if allowed by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:
●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution, or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax-qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts.  If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit rider, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan any optional living benefit rider, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59 1/2, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59 1/2.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit rider, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider. If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the WB Plan of any optional living benefit rider, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in the optional living benefit rider), you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS," see "Pre-Distribution Taxation of Contracts," "Distributions and Withdrawals from Non-Qualified Contracts," "Withholding" and "Non-Qualified Contracts." You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2003, 2004, and 2005 approximately $446,387, $3,084,185, and $4,184,376, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the available Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC pursuant to Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2005 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 11, 2006 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

--------------------------------------------------------------------------------
To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Flex Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F

Name        ________________________________________________

Address   _________________________________________________

                  _________________________________________________

City           ______________________   State ______   Zip ___________

Telephone _________________________________________________

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant and while the Owner is still alive during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE", "US", "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the "Date of Coverage" in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This term is also used as described under "Calculating the Death Benefit."

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company in good order.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the Owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," "Participant," and/or "Covered Person" as those terms are identified in the Contract.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.
				Payment
		Hypothetical	Free	Subject to	Withdrawal	Withdrawal
Account		Account	Withdrawal	Withdrawal	Charge	Charge
Year		Value	Amount	Charge	Percentage	Amount
(a)	1	$41,000	$ 4,000	$37,000	8.00%	$2,960
	2	$44,200	$ 4,000	$40,000	8.00%	$3,200
(b)	3	$47,700	$ 4,000	$40,000	7.00%	$2,800
	4	$51,500	$ 4,000	$40,000	6.00%	$2,400
(c)	5	$55,600	$55,600	$ 0	0.00%	$ 0
	6	$60,000	$60,000	$ 0	0.00%	$ 0
(a)

The free withdrawal amount in any year is equal to 10% of all of the Purchase Payments you have made. In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)

In Account Year 3, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The Account Value minus the free withdrawal amount is $47,700 minus $4,000, which equals $43,700; however, the amount subject to a withdrawal charge is capped at the amount of your unliquidated Purchase Payments. Therefore, the amount subject to a withdrawal charge is $40,000, which is the amount of your unliquidated Purchase Payments.

(c)	In Account Year 5, you have passed your fourth Account Anniversary, so no withdrawal charges apply to any withdrawals you make.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there is a series of four partial withdrawals made during the fourth Account Year of $3,000, $8,000, $12,000, and $22,000.

								Remaining
		Hypothetical	Free		Amount of			Free
		Account	Withdrawal		Withdrawal			Withdrawal	Hypothetical
		Value	Amount		Subject to	Withdrawal	Withdrawal	Amount	Account
Account		Before	Before	Amount of	Withdrawal	Charge	Charge	After	Value after
Year		Withdrawal	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal	Withdrawal

1		$41,000	$4,000	$ 0	$ 0	8.00%	$ 0	$4,000	$41,000
2		$44,200	$4,000	$ 0	$ 0	8.00%	$ 0	$4,000	$44,200
3		$47,700	$4,000	$ 0	$ 0	7.00%	$ 0	$4,000	$47,700
(a)	4	$48,200	$4,000	$ 3,000	$ 0	6.00%	$ 0	$1,000	$45,200
(b)	4	$46,000	$1,000	$ 8,000	$ 7,000	6.00%	$ 420	$ 0	$38,000
(c)	4	$38,250	$ 0	$12,000	$12,000	6.00%	$ 720	$ 0	$26,250
(d)	4	$26,650	$ 0	$22,000	$21,000	6.00%	$1,260	$ 0	$ 4,650

Totals				$45,000	$40,000	6.00%	$2,400	$ 0	$ 4,650

(a)

In Account Year 4, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The partial withdrawal amount of $3,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $3,000 was taken, the remaining free withdrawal amount in Account Year 4 is $4,000 - $3,000 = $1,000. Therefore, $1,000 of the $8,000 withdrawal is not subject to a withdrawal charge, and $7,000 is subject to a withdrawal charge. Of the $11,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $7,000 has been from Purchase Payments. Therefore, the amount of unliquidated Purchase Payments is $33,000.

(c)

Since $4,000 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $4,000 - $4,000 = $0. Therefore, the entire $12,000 withdrawal is subject to a withdrawal charge. Of the $23,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $19,000 has been from Purchase Payments. Therefore, the amount of unliquidated Purchase Payments is $21,000.

(d)

Since $4,000 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $4,000 - $4,000 = $0. The amount of unliquidated Purchase Payments remaining before this withdrawal is $21,000. Therefore, $21,000 of the $22,000 withdrawal is taken from Purchase Payments and is subject to a withdrawal charge, and $1,000 of the withdrawal is taken from earnings and is not subject to a withdrawal charge. Of the $45,000 withdrawn to date, $4,000 has been from the free withdrawal amount, $40,000 has been from Purchase Payments, and $1,000 has been from earnings. The amount of unliquidated Purchase Payments is now equal to $0. Note that if the $4,650 remaining balance was withdrawn, it would all be from earnings and not subject to a withdrawal charge. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page.

PART 2 -- Fixed Account -- Examples of the Market Value Adjustment ("MVA")

     The MVA Factor is:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

     These examples assume the following:
(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

(2)	The date of surrender is 2 years from the Expiration Date (N = 24).

(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.

(4)	The interest earned in the current Account Year is $674.16.

(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

(6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

    The MVA factor       =      [(1 + I) / (1 + J + b)] ^ (N/12)   -1

                                        =     [(1 + .06) / (1 + .08)] ^ (24/12) -1

                                        =     (.981^ 2) -1

                                        =     .963 -1

                                        =  -  .037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

          ($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

    The MVA factor       =     [(1 + I) / (1 + J + b)] ^ (N/12)   -1

                                        =     [(1 + .06) / (1 + .05)] ^ (24/12) -1

                                        =     (1.010 ^ 2) -1

                                        =     1.019 -1

                                        =     .019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

          ($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19. $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	=	$ 80,000.00
Cash Surrender Value*	=	$ 76,450.00
Purchase Payments	=	$100,000.00
The Basic Death Benefit would therefore be:		$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	=	$ 60,000.00
Cash Surrender Value*	=	$ 56,950.00
Adjusted Purchase Payments**	=	$ 75,000.00
The Basic Death Benefit would therefore be:		$ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows:

Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000.00 x ($60,000.00 divided by $80,000.00)

APPENDIX D -
CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the eighth Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value	=	$ 89,950
Total of Adjusted Purchase Payments*	=	$ 80,000
5% Premium Roll-Up Value**	=	$112,000
The Death Benefit Amount would therefore	=	$112,000

* Adjusted Purchase Payments can be calculated as follows:

Purchase Payments x (Account Value after withdrawal / Account Value before withdrawal) = $100,000 x ($120,000 / $150,000) = $80,000

** The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

APPENDIX E -
CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the Owner's 70th birthday.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 29,815
45% of the above amount	=	$ 13,417
Cap of 100% of Adjusted Purchase Payments	=	$ 85,185
The lesser of the above two amounts = the EEB Premier amount	=	$ 13,417

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

** Adjusted Purchase Payments can be calculated as follows:

Payments x (Account Value after withdrawal/Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185

APPENDIX F -
CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

--PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G -
CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the Owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

--PLUS--

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Premier with MAV amount = $140,000 + $15,750 = $155,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H -
CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 8. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

--PLUS--

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Premier amount = $140,000 + $15,750 = $155,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I -
SECURED RETURNS FOR LIFE PLUS BENEFIT EXAMPLES

All of the following examples are based upon the assumption that you purchased a Contract on January 1, 2007 with an initial Purchase Payment of $100,000 and you elected Secured Returns for Life Plus. Your initial GLB amount equals your deposit amount of $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you remain in the AB plan until it "matures" on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

●

If the Living Benefit Program is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.
●

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that on May 20, 2009, you make a deposit of $80,000. Since you are in your third policy year, your GLB amount is increased by 85% of this deposit. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of new deposit of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of new deposit of $80,000). Your accrued bonus amount remains at $10,000.

●

Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

●

Assume that you remain in the AB Plan until it "matures" on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider "matured" in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

●

Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

●

If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $208,375 at the cost and terms available to new Owners.

EXAMPLE 3: Withdrawals under AB Plan.
●

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that on March 10, 2009 (in your third policy year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is

$100,000 x ($70,000 / $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 / $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 / $80,000) = $8,750.

●

Assume that you take no more withdrawals in your third policy year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third policy year, you do not accrue a bonus amount in that policy year. Therefore, your accrued bonus amount remains at $8,750.

●

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

●

Assume that you remain in the AB plan until it "matures" on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

●

If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $87,500 at the cost and terms available to new Owners.

EXAMPLE 4: Step-up elected under AB Plan.
●

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that on January 1, 2010 your Account Value is $118,000. Since you have reached your third Account Anniversary and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan "maturity date" is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●

Assume that you take no withdrawals in your fourth policy year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●

Assume that you remain in the AB plan until it "matures" on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $59,000 ($5,900 per year for ten years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

●

If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $118,000 at the cost and terms available to new Owners.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.
●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●

Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Account Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 - ($3,400 x 20)]
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●

Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.
●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $4,000:

●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●

Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

●	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base]
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base]
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 - ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●

Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $6,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.
●

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Funds have had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

●	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●

Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].
●	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

●

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Funds, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

●	Assume your fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

●	Your Account Value is $1,457.
●	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - ($6,000 - $380)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up elected under WB Plan.
●

Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Funds have had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

●	Your Account Value is $103,184.
●	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 20010*:

●	Your Account Value is $103,184.
●	Your RGLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
●	Your Bonus Base is $103,184.

*

Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB election at issue, withdrawals not taken immediately.

●

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of
(i)	your old LIB of $105,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500.
Your Bonus Base remains at $100,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

●

Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB election at issue, sub-deposits made, withdrawals not taken immediately.

●

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●

Assume that you make a deposit of $60,000 in your second Account Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the deposit. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

●

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $165,000, and
(ii)	your new RGLB amount of $173,000.
Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650.
Your LIB will now become the greater of
(i)	your old LIB of $165,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $173,000, and
(b)	your old LIB of $165,000 plus the bonus amount of $8,000.
Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650.
Your Bonus Base remains at $160,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

●

Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB election at issue, withdrawals taken.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, an
(ii)	your new RGLB amount of $105,000
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

●

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $104,750.
Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $105,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $104,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $109,750.
Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487.
Your LIB will now become the greater of
(i)	your old LIB of $105,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $109,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487.
Your Bonus Base remains at $100,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB election at issue, excess withdrawal taken.

●

Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●

Assume that you take a withdrawal of $6,000 in your second Account Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new RGLB amount is $90,000.
Your GLB Base will be reduced to the lesser of
(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500.
Your Bonus Base will be reduced to the lesser of
(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new Bonus Base is $90,000.
Your LIB will be reduced to the lesser of
(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

●

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of

(i)	your old GLB Base of $90,000, and
(ii)	your new RGLB amount of $94,500.
Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725.
Your LIB will now become the greater of
(i)	your old LIB of $90,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $94,500, and
(b)	your old LIB of $90,000 plus the bonus amount of $4,500.
Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725.
Your Bonus Base remains at $90,000.

●

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $94,500, and
(ii)	your new RGLB amount of $99,000.
Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950.
Your LIB will now become the greater of
(i)	your old LIB of $94,500, and
(ii)	the lesser of
(a)	your new RGLB amount of $99,000, and
(b)	your old LIB of $94,500 plus the bonus amount of $4,500.
Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950.
Your Bonus Base remains at $90,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB election at issue, withdrawals not taken immediately, Step-up elected.

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Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●

Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●

Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of
(i)	your old LIB of $105,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500.
Your Bonus Base remains at $100,000.

●

Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $110,000, and
(ii)	your new RGLB amount of $115,000.
Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750.
Your LIB will now become the greater of
(i)	your old LIB of $115,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $115,000, and
(b)	your old LIB of $110,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750.
Your Bonus Base remains at $100,000.

●

Assume that on January 2, 2010 your Account Value is $118,000. Since you have reached your third Account Anniversary and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

●

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of

(i)	your old GLB Base of $118,000, and
(ii)	your new RGLB amount of $123,900.
Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195.
Your LIB will now become the greater of
(i)	your old LIB of $118,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $123,900, and
(b)	your old LIB of $118,000 plus the bonus amount of $5,900.
Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195.
Your Bonus Base remains at $118,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

●

Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No withdrawals under the AB Plan.
●

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that while you are in your fourth policy year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $115,000, and
(ii)	your new RGLB amount of $120,000.
Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000.
Your LIB will now become the greater of
(i)	your old LIB of $115,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $120,000, and
(b)	your old LIB of $115,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000.
Your Bonus Base remains at $100,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

●

Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.
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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that on March 10, 2009 (in your third policy year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is

$100,000 x ($70,000 / $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 / $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 / $80,000) = $8,750

●

Assume that while you are in your fourth policy year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●

Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of

(i)	your old GLB Base of $96,250, and
(ii)	your new RGLB amount of $100,625.
Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031.
Your LIB will now become the greater of
(i)	your old LIB of $96,250, and
(ii)	the lesser of
(a)	your new RGLB amount of $100,625, and
(b)	your old LIB of $96,250 plus the bonus amount of $4,375.
Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031.
Your Bonus Base remains at $87,500.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

●

Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.
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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that on January 2, 2010 your Account Value is $118,000. Since you have reached your third Account Anniversary and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan "maturity date" is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●

Assume that you take no withdrawals in your fourth policy year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●

Assume that while you are in your fifth policy year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●

Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of

(i)	your old GLB Base of $123,900, and
(ii)	your new RGLB amount of $129,800.
Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490.
Your LIB will now become the greater of
(i)	your old LIB of $123,900, and
(ii)	the lesser of
(a)	your new RGLB amount of $129,800, and
(b)	your old LIB of $123,900 plus the bonus amount of $5,900.
Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490.
Your Bonus Base remains at $118,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

●

Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.
●

Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●

Assume that on January 2, 2010 your Account Value is $112,000. Since you have reached your third Account Anniversary and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan "maturity date" is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

●

Assume that you take no withdrawals in your fourth policy year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

●

Assume that while you are in your fifth policy year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●

Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of

(i)	your old GLB Base of $120,600, and
(ii)	your new RGLB amount of $126,200.
Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310.
Your LIB will now become the greater of
(i)	your old LIB of $120,600, and
(ii)	the lesser of
(a)	your new RGLB amount of $126,200, and
(b)	your old LIB of $120,600 plus the bonus amount of $5,600.
Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310.
Your Bonus Base remains at $112,000.

●

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●

Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges.
●

Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●

On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

●

On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

●

On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

●

This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

●

If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount equal to the ending January 1, 2017 Account Value at the cost and terms available to new Owners.

APPENDIX J -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before February 2, 2004, you may also make subsequent Purchase Payments to the following investment options that were available prior to that date:

Large-Cap Value Equity Funds

   MFS/Sun Life Strategic Value - S Class

Large-Cap Growth Equity Funds

   MFS/Sun Life Capital Appreciation - S Class

   MFS/Sun Life Global Growth - S Class

Mid-Cap Value Equity Funds

   MFS/Sun Life Mid Cap Value - S Class

   Sun Capital Real Estate Fund® - Initial Class

Mid-Cap Growth Equity Funds

   MFS/Sun Life Mid Cap Growth - S Class

Medium Quality Intermediate-Term Bond Funds

   MFS/Sun Life Bond - S Class

   MFS/Sun Life Strategic Income - S Class

Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Sun Capital Advisers, Inc. advises the Sun Capital Funds.

APPENDIX K -
Build Your Portfolio
Cash and Short-Term Bond Funds	Intermediate and Long-Term Bond Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
15% to 60%	10% to 40%	20% to 50%	0% to 30%	0% to 10%
Sun Capital Money Market	PIMCO Total Return	Lord Abbett All Value	Franklin Small Cap Value Securities	MFS High Yield

PIMCO Low Duration	Sun Cap Investment Grade Bond	Lord Abbett Growth and Income	Oppenheimer Main Street Small Cap	PIMCO Emerging Markets Bond

	MFS Government Securities	MFS Value	MFS Strategic Growth	Sun Cap Real Estate

	PIMCO Real Return	MFS Total Return	MFS Mass Investors Growth Stock	PIMCO All Asset

		Franklin Mutual Shares	MFS Emerging Growth	PIMCO CommodityRealReturn

		Lord Abbett Mid Cap Value	Oppenheimer Capital Appreciation	Templeton Developing Markets Securities

		MFS Utilities	Sun Cap All Cap	MFS/Sun Life Emerging Markets Equity

		MFS Capital Opportunities	Lord Abbett Growth Opportunities

		MFS Mass Investors Trust	MFS New Discovery

		MFS Research	MFS Templeton Foreign Securities

		Oppenheimer Main St.	MFS Research International

		Fidelity VIP Freedom 2010	Templeton Growth Securities

		Fidelity VIP Freedom 2015	Oppenheimer Global Securities

		Fidelity VIP Freedom 2020	Columbia Marsico Growth

Columbia Marsico 21st Century

Columbia Marsico International Opportunities

Wanger US Smaller Companies

Wanger Select

Columbia Small Cap Value

SC FI Large Cap Growth

APPENDIX L -
CONDENSED FINANCIAL INFORMATION

The following information for SUN LIFE FINANCIAL MASTERS FLEX should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.
Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year Units

Colonial Small Cap Value Class B	01	2005	10.000	10.638	36

Colonial Small Cap Value Class B	02	2005	10.000	10.621	0

Colonial Small Cap Value Class B	03	2005	10.000	10.617	0

Colonial Small Cap Value Class B	04	2005	10.000	10.604	0

Colonial Small Cap Value Class B	05	2005	10.000	10.600	0

Colonial Small Cap Value Class B	06	2005	10.000	10.587	0

Colonial Small Cap Value Class B	07	2005	10.000	10.583	0

Colonial Small Cap Value Class B	08	2005	10.000	10.566	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2005	10.000	10.313	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2005	10.000	10.310	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2005	10.000	10.309	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2005	10.000	10.306	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2005	10.000	10.306	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2005	10.000	10.303	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2005	10.000	10.302	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2005	10.000	10.299	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2005	10.000	10.388	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2005	10.000	10.385	25,372

Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2005	10.000	10.384	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2005	10.000	10.382	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2005	10.000	10.381	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2005	10.000	10.378	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2005	10.000	10.377	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2005	10.000	10.374	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2005	10.000	10.429	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2005	10.000	10.426	4,013

Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2005	10.000	10.425	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2005	10.000	10.422	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2005	10.000	10.422	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2005	10.000	10.419	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2005	10.000	10.418	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2005	10.000	10.415	0

Franklin Small Cap Value Securities Fund	01	2005	16.534	17.688	114,618
Franklin Small Cap Value Securities Fund	01	2004	13.586	16.534	78,938
Franklin Small Cap Value Securities Fund	01	2003	10.455	13.586	49,845
Franklin Small Cap Value Securities Fund	01	2002	10.000	10.455	1,802

Franklin Small Cap Value Securities Fund	02	2005	16.453	17.565	215,958
Franklin Small Cap Value Securities Fund	02	2004	13.547	16.453	122,574
Franklin Small Cap Value Securities Fund	02	2003	10.446	13.547	65,485
Franklin Small Cap Value Securities Fund	02	2002	10.000	10.446	4,937

Franklin Small Cap Value Securities Fund	03	2005	16.433	17.535	8,656
Franklin Small Cap Value Securities Fund	03	2004	13.537	16.433	8,309
Franklin Small Cap Value Securities Fund	03	2003	10.444	13.537	926
Franklin Small Cap Value Securities Fund	03	2002	10.000	10.444	0

Franklin Small Cap Value Securities Fund	04	2005	16.373	17.444	112,378
Franklin Small Cap Value Securities Fund	04	2004	13.508	16.373	89,680
Franklin Small Cap Value Securities Fund	04	2003	10.438	13.508	57,738
Franklin Small Cap Value Securities Fund	04	2002	10.000	10.438	3,933

Franklin Small Cap Value Securities Fund	05	2005	16.352	17.414	1,325
Franklin Small Cap Value Securities Fund	05	2004	13.499	16.352	1,392
Franklin Small Cap Value Securities Fund	05	2003	10.435	13.499	1,346
Franklin Small Cap Value Securities Fund	05	2002	10.000	10.435	0

Franklin Small Cap Value Securities Fund	06	2005	16.292	17.323	8,878
Franklin Small Cap Value Securities Fund	06	2004	13.470	16.292	4,950
Franklin Small Cap Value Securities Fund	06	2003	10.429	13.470	2,191
Franklin Small Cap Value Securities Fund	06	2002	10.000	10.429	0

Franklin Small Cap Value Securities Fund	07	2005	15.200	16.154	0
Franklin Small Cap Value Securities Fund	07	2004	12.573	15.200	0
Franklin Small Cap Value Securities Fund	07	2003	10.000	12.573	0

Franklin Small Cap Value Securities Fund	08	2005	15.149	16.067	0
Franklin Small Cap Value Securities Fund	08	2004	12.557	15.149	0
Franklin Small Cap Value Securities Fund	08	2003	10.000	12.557	0

Lord Abbett All Value Portfolio	01	2005	11.824	12.437	52,984
Lord Abbett All Value Portfolio	01	2004	10.390	11.824	38,550
Lord Abbett All Value Portfolio	01	2003	10.000	10.390	0

Lord Abbett All Value Portfolio	02	2005	11.798	12.385	140,279
Lord Abbett All Value Portfolio	02	2004	10.389	11.798	51,646
Lord Abbett All Value Portfolio	02	2003	10.000	10.389	0

Lord Abbett All Value Portfolio	03	2005	11.792	12.372	5,641
Lord Abbett All Value Portfolio	03	2004	10.388	11.792	4,584
Lord Abbett All Value Portfolio	03	2003	10.000	10.388	0

Lord Abbett All Value Portfolio	04	2005	11.772	12.333	110,451
Lord Abbett All Value Portfolio	04	2004	10.387	11.772	41,817
Lord Abbett All Value Portfolio	04	2003	10.000	10.387	0

Lord Abbett All Value Portfolio	05	2005	11.766	12.320	1,272
Lord Abbett All Value Portfolio	05	2004	10.387	11.766	0
Lord Abbett All Value Portfolio	05	2003	10.000	10.387	0

Lord Abbett All Value Portfolio	06	2005	11.747	12.281	8,124
Lord Abbett All Value Portfolio	06	2004	10.386	11.747	3,935
Lord Abbett All Value Portfolio	06	2003	10.000	10.386	0

Lord Abbett All Value Portfolio	07	2005	11.740	12.268	0
Lord Abbett All Value Portfolio	07	2004	10.386	11.740	0
Lord Abbett All Value Portfolio	07	2003	10.000	10.386	0

Lord Abbett All Value Portfolio	08	2005	11.715	12.217	0
Lord Abbett All Value Portfolio	08	2004	10.384	11.715	0
Lord Abbett All Value Portfolio	08	2003	10.000	10.384	0

Lord Abbett Series Fund Growth and Income	01	2005	15.287	15.524	1,726,551
Lord Abbett Series Fund Growth and Income	01	2004	13.798	15.287	851,313
Lord Abbett Series Fund Growth and Income	01	2003	10.709	13.798	141,501
Lord Abbett Series Fund Growth and Income	01	2002	10.000	10.709	9,701

Lord Abbett Series Fund Growth and Income	02	2005	15.212	15.417	1,504,918
Lord Abbett Series Fund Growth and Income	02	2004	13.759	15.212	761,276
Lord Abbett Series Fund Growth and Income	02	2003	10.700	13.759	272,538
Lord Abbett Series Fund Growth and Income	02	2002	10.000	10.700	5,781

Lord Abbett Series Fund Growth and Income	03	2005	15.194	15.390	139,638
Lord Abbett Series Fund Growth and Income	03	2004	13.749	15.194	82,113
Lord Abbett Series Fund Growth and Income	03	2003	10.698	13.749	14,151
Lord Abbett Series Fund Growth and Income	03	2002	10.000	10.698	681

Lord Abbett Series Fund Growth and Income	04	2005	15.138	15.310	1,641,882
Lord Abbett Series Fund Growth and Income	04	2004	13.720	15.138	1,792,208
Lord Abbett Series Fund Growth and Income	04	2003	10.691	13.720	547,245
Lord Abbett Series Fund Growth and Income	04	2002	10.000	10.691	5,542

Lord Abbett Series Fund Growth and Income	05	2005	15.119	15.283	16,108
Lord Abbett Series Fund Growth and Income	05	2004	13.710	15.119	24,793
Lord Abbett Series Fund Growth and Income	05	2003	10.689	13.710	2,344
Lord Abbett Series Fund Growth and Income	05	2002	10.000	10.689	0

Lord Abbett Series Fund Growth and Income	06	2005	15.064	15.204	203,029
Lord Abbett Series Fund Growth and Income	06	2004	13.680	15.064	225,854
Lord Abbett Series Fund Growth and Income	06	2003	10.682	13.680	55,816
Lord Abbett Series Fund Growth and Income	06	2002	10.000	10.682	0

Lord Abbett Series Fund Growth and Income	07	2005	13.132	13.248	301,328
Lord Abbett Series Fund Growth and Income	07	2004	11.932	13.132	405,323
Lord Abbett Series Fund Growth and Income	07	2003	10.000	11.932	204,764

Lord Abbett Series Fund Growth and Income	08	2005	13.088	13.176	29,431
Lord Abbett Series Fund Growth and Income	08	2004	11.917	13.088	32,922
Lord Abbett Series Fund Growth and Income	08	2003	10.000	11.917	28,063

Lord Abbett Series Fund Growth Opportunities	01	2005	11.171	11.495	463,277
Lord Abbett Series Fund Growth Opportunities	01	2004	10.212	11.171	128,607
Lord Abbett Series Fund Growth Opportunities	01	2003	10.000	10.212	0
Lord Abbett Series Fund Growth Opportunities	01	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	02	2005	11.146	11.447	426,625
Lord Abbett Series Fund Growth Opportunities	02	2004	10.210	11.146	100,007
Lord Abbett Series Fund Growth Opportunities	02	2003	10.000	10.210	0
Lord Abbett Series Fund Growth Opportunities	02	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	03	2005	11.140	11.435	26,589
Lord Abbett Series Fund Growth Opportunities	03	2004	10.210	11.140	7,806
Lord Abbett Series Fund Growth Opportunities	03	2003	10.000	10.210	0
Lord Abbett Series Fund Growth Opportunities	03	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	04	2005	11.122	11.398	314,617
Lord Abbett Series Fund Growth Opportunities	04	2004	10.209	11.122	230,869
Lord Abbett Series Fund Growth Opportunities	04	2003	10.000	10.209	0
Lord Abbett Series Fund Growth Opportunities	04	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	05	2005	11.116	11.386	3,603
Lord Abbett Series Fund Growth Opportunities	05	2004	10.209	11.116	2,069
Lord Abbett Series Fund Growth Opportunities	05	2003	10.000	10.209	0
Lord Abbett Series Fund Growth Opportunities	05	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	06	2005	11.098	11.351	47,847
Lord Abbett Series Fund Growth Opportunities	06	2004	10.208	11.098	33,659
Lord Abbett Series Fund Growth Opportunities	06	2003	10.000	10.208	0
Lord Abbett Series Fund Growth Opportunities	06	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	07	2005	11.092	11.339	38,551
Lord Abbett Series Fund Growth Opportunities	07	2004	10.207	11.092	37,020
Lord Abbett Series Fund Growth Opportunities	07	2003	10.000	10.207	0

Lord Abbett Series Fund Growth Opportunities	08	2005	11.068	11.291	813
Lord Abbett Series Fund Growth Opportunities	08	2004	10.206	11.068	848
Lord Abbett Series Fund Growth Opportunities	08	2003	10.000	10.206	0

Lord Abbett Series Fund Mid Cap Value	01	2005	15.965	16.994	298,391
Lord Abbett Series Fund Mid Cap Value	01	2004	13.087	15.965	235,110
Lord Abbett Series Fund Mid Cap Value	01	2003	10.666	13.087	33,358
Lord Abbett Series Fund Mid Cap Value	01	2002	10.000	10.666	1,932

Lord Abbett Series Fund Mid Cap Value	02	2005	15.887	16.876	472,508
Lord Abbett Series Fund Mid Cap Value	02	2004	13.050	15.887	290,467
Lord Abbett Series Fund Mid Cap Value	02	2003	10.657	13.050	84,603
Lord Abbett Series Fund Mid Cap Value	02	2002	10.000	10.657	3,821

Lord Abbett Series Fund Mid Cap Value	03	2005	15.868	16.847	20,989
Lord Abbett Series Fund Mid Cap Value	03	2004	13.041	15.868	20,804
Lord Abbett Series Fund Mid Cap Value	03	2003	10.655	13.041	3,247
Lord Abbett Series Fund Mid Cap Value	03	2002	10.000	10.655	416

Lord Abbett Series Fund Mid Cap Value	04	2005	15.809	16.759	272,146
Lord Abbett Series Fund Mid Cap Value	04	2004	13.013	15.809	402,822
Lord Abbett Series Fund Mid Cap Value	04	2003	10.649	13.013	40,904
Lord Abbett Series Fund Mid Cap Value	04	2002	10.000	10.649	3,452

Lord Abbett Series Fund Mid Cap Value	05	2005	15.790	16.730	5,558
Lord Abbett Series Fund Mid Cap Value	05	2004	13.003	15.790	6,099
Lord Abbett Series Fund Mid Cap Value	05	2003	10.646	13.003	2,645
Lord Abbett Series Fund Mid Cap Value	05	2002	10.000	10.646	0

Lord Abbett Series Fund Mid Cap Value	06	2005	15.732	16.643	33,205
Lord Abbett Series Fund Mid Cap Value	06	2004	12.975	15.732	51,591
Lord Abbett Series Fund Mid Cap Value	06	2003	10.640	12.975	5,187
Lord Abbett Series Fund Mid Cap Value	06	2002	10.000	10.640	85

Lord Abbett Series Fund Mid Cap Value	07	2005	14.663	15.504	17,861
Lord Abbett Series Fund Mid Cap Value	07	2004	12.100	14.663	54,847
Lord Abbett Series Fund Mid Cap Value	07	2003	10.000	12.100	0

Lord Abbett Series Fund Mid Cap Value	08	2005	14.614	15.421	176
Lord Abbett Series Fund Mid Cap Value	08	2004	12.084	14.614	1,272
Lord Abbett Series Fund Mid Cap Value	08	2003	10.000	12.084	0

MFS/Sun Life Bond Series S Class	01	2005	11.858	11.848	78,095
MFS/Sun Life Bond Series S Class	01	2004	11.384	11.858	73,423
MFS/Sun Life Bond Series S Class	01	2003	10.578	11.384	78,545
MFS/Sun Life Bond Series S Class	01	2002	10.000	10.578	1,706

MFS/Sun Life Bond Series S Class	02	2005	11.800	11.766	117,261
MFS/Sun Life Bond Series S Class	02	2004	11.352	11.800	121,688
MFS/Sun Life Bond Series S Class	02	2003	10.569	11.352	83,166
MFS/Sun Life Bond Series S Class	02	2002	10.000	10.569	376

MFS/Sun Life Bond Series S Class	03	2005	11.785	11.746	14,193
MFS/Sun Life Bond Series S Class	03	2004	11.344	11.785	14,689
MFS/Sun Life Bond Series S Class	03	2003	10.567	11.344	6,523
MFS/Sun Life Bond Series S Class	03	2002	10.000	10.567	584

MFS/Sun Life Bond Series S Class	04	2005	11.742	11.685	352,583
MFS/Sun Life Bond Series S Class	04	2004	11.319	11.742	352,922
MFS/Sun Life Bond Series S Class	04	2003	10.560	11.319	338,086
MFS/Sun Life Bond Series S Class	04	2002	10.000	10.560	1,421

MFS/Sun Life Bond Series S Class	05	2005	11.727	11.665	1,417
MFS/Sun Life Bond Series S Class	05	2004	11.311	11.727	1,597
MFS/Sun Life Bond Series S Class	05	2003	10.558	11.311	3,172
MFS/Sun Life Bond Series S Class	05	2002	10.000	10.558	0

MFS/Sun Life Bond Series S Class	06	2005	11.684	11.604	38,237
MFS/Sun Life Bond Series S Class	06	2004	11.287	11.684	35,932
MFS/Sun Life Bond Series S Class	06	2003	10.552	11.287	29,187
MFS/Sun Life Bond Series S Class	06	2002	10.000	10.552	0

MFS/Sun Life Bond Series S Class	07	2005	10.483	10.406	110,489
MFS/Sun Life Bond Series S Class	07	2004	10.132	10.483	109,457
MFS/Sun Life Bond Series S Class	07	2003	10.000	10.132	78,216

MFS/Sun Life Bond Series S Class	08	2005	10.448	10.350	15,276
MFS/Sun Life Bond Series S Class	08	2004	10.119	10.448	13,722
MFS/Sun Life Bond Series S Class	08	2003	10.000	10.119	3,009

MFS/Sun Life Capital Appreciation Series S Class	01	2005	14.502	14.354	17,683
MFS/Sun Life Capital Appreciation Series S Class	01	2004	13.311	14.502	17,626
MFS/Sun Life Capital Appreciation Series S Class	01	2003	10.545	13.311	12,613
MFS/Sun Life Capital Appreciation Series S Class	01	2002	10.000	10.545	0

MFS/Sun Life Capital Appreciation Series S Class	02	2005	14.431	14.255	24,451
MFS/Sun Life Capital Appreciation Series S Class	02	2004	13.273	14.431	24,058
MFS/Sun Life Capital Appreciation Series S Class	02	2003	10.536	13.273	21,639
MFS/Sun Life Capital Appreciation Series S Class	02	2002	10.000	10.536	0

MFS/Sun Life Capital Appreciation Series S Class	03	2005	14.414	14.230	0
MFS/Sun Life Capital Appreciation Series S Class	03	2004	13.263	14.414	0
MFS/Sun Life Capital Appreciation Series S Class	03	2003	10.534	13.263	0
MFS/Sun Life Capital Appreciation Series S Class	03	2002	10.000	10.534	0

MFS/Sun Life Capital Appreciation Series S Class	04	2005	14.361	14.156	27,151
MFS/Sun Life Capital Appreciation Series S Class	04	2004	13.235	14.361	28,647
MFS/Sun Life Capital Appreciation Series S Class	04	2003	10.527	13.235	7,264
MFS/Sun Life Capital Appreciation Series S Class	04	2002	10.000	10.527	5,069

MFS/Sun Life Capital Appreciation Series S Class	05	2005	14.343	14.132	1,107
MFS/Sun Life Capital Appreciation Series S Class	05	2004	13.225	14.343	1,107
MFS/Sun Life Capital Appreciation Series S Class	05	2003	10.525	13.225	0
MFS/Sun Life Capital Appreciation Series S Class	05	2002	10.000	10.525	0

MFS/Sun Life Capital Appreciation Series S Class	06	2005	14.290	14.058	0
MFS/Sun Life Capital Appreciation Series S Class	06	2004	13.197	14.290	0
MFS/Sun Life Capital Appreciation Series S Class	06	2003	10.518	13.197	0
MFS/Sun Life Capital Appreciation Series S Class	06	2002	10.000	10.518	0

MFS/Sun Life Capital Appreciation Series S Class	07	2005	12.190	11.986	0
MFS/Sun Life Capital Appreciation Series S Class	07	2004	11.263	12.190	0
MFS/Sun Life Capital Appreciation Series S Class	07	2003	10.000	11.263	0

MFS/Sun Life Capital Appreciation Series S Class	08	2005	12.149	11.921	0
MFS/Sun Life Capital Appreciation Series S Class	08	2004	11.248	12.149	0
MFS/Sun Life Capital Appreciation Series S Class	08	2003	10.000	11.248	0

MFS/Sun Life Capital Opportunities Series S Class	01	2005	14.782	14.729	16,402
MFS/Sun Life Capital Opportunities Series S Class	01	2004	13.357	14.782	14,780
MFS/Sun Life Capital Opportunities Series S Class	01	2003	10.610	13.357	8,409
MFS/Sun Life Capital Opportunities Series S Class	01	2002	10.000	10.610	51

MFS/Sun Life Capital Opportunities Series S Class	02	2005	14.709	14.627	55,463
MFS/Sun Life Capital Opportunities Series S Class	02	2004	13.319	14.709	28,165
MFS/Sun Life Capital Opportunities Series S Class	02	2003	10.601	13.319	19,098
MFS/Sun Life Capital Opportunities Series S Class	02	2002	10.000	10.601	0

MFS/Sun Life Capital Opportunities Series S Class	03	2005	14.691	14.602	990
MFS/Sun Life Capital Opportunities Series S Class	03	2004	13.310	14.691	989
MFS/Sun Life Capital Opportunities Series S Class	03	2003	10.599	13.310	199
MFS/Sun Life Capital Opportunities Series S Class	03	2002	10.000	10.599	0

MFS/Sun Life Capital Opportunities Series S Class	04	2005	14.637	14.526	9,396
MFS/Sun Life Capital Opportunities Series S Class	04	2004	13.281	14.637	7,781
MFS/Sun Life Capital Opportunities Series S Class	04	2003	10.593	13.281	5,172
MFS/Sun Life Capital Opportunities Series S Class	04	2002	10.000	10.593	0

MFS/Sun Life Capital Opportunities Series S Class	05	2005	14.619	14.501	0
MFS/Sun Life Capital Opportunities Series S Class	05	2004	13.272	14.619	0
MFS/Sun Life Capital Opportunities Series S Class	05	2003	10.590	13.272	0
MFS/Sun Life Capital Opportunities Series S Class	05	2002	10.000	10.590	0

MFS/Sun Life Capital Opportunities Series S Class	06	2005	14.565	14.425	4,574
MFS/Sun Life Capital Opportunities Series S Class	06	2004	13.243	14.565	4,416
MFS/Sun Life Capital Opportunities Series S Class	06	2003	10.584	13.243	4,279
MFS/Sun Life Capital Opportunities Series S Class	06	2002	10.000	10.584	0

MFS/Sun Life Capital Opportunities Series S Class	07	2005	12.791	12.662	0
MFS/Sun Life Capital Opportunities Series S Class	07	2004	11.636	12.791	0
MFS/Sun Life Capital Opportunities Series S Class	07	2003	10.000	11.636	0

MFS/Sun Life Capital Opportunities Series S Class	08	2005	12.749	12.594	0
MFS/Sun Life Capital Opportunities Series S Class	08	2004	11.621	12.749	0
MFS/Sun Life Capital Opportunities Series S Class	08	2003	10.000	11.621	0

MFS/Sun Life Emerging Growth Series S Class	01	2005	14.991	16.056	17,042
MFS/Sun Life Emerging Growth Series S Class	01	2004	13.494	14.991	14,799
MFS/Sun Life Emerging Growth Series S Class	01	2003	10.462	13.494	8,584
MFS/Sun Life Emerging Growth Series S Class	01	2002	10.000	10.462	0

MFS/Sun Life Emerging Growth Series S Class	02	2005	14.918	15.945	17,653
MFS/Sun Life Emerging Growth Series S Class	02	2004	13.455	14.918	12,609
MFS/Sun Life Emerging Growth Series S Class	02	2003	10.454	13.455	9,132
MFS/Sun Life Emerging Growth Series S Class	02	2002	10.000	10.454	946

MFS/Sun Life Emerging Growth Series S Class	03	2005	14.900	15.918	470
MFS/Sun Life Emerging Growth Series S Class	03	2004	13.446	14.900	477
MFS/Sun Life Emerging Growth Series S Class	03	2003	10.451	13.446	0
MFS/Sun Life Emerging Growth Series S Class	03	2002	10.000	10.451	0

MFS/Sun Life Emerging Growth Series S Class	04	2005	14.845	15.835	21,530
MFS/Sun Life Emerging Growth Series S Class	04	2004	13.417	14.845	25,130
MFS/Sun Life Emerging Growth Series S Class	04	2003	10.445	13.417	9,042
MFS/Sun Life Emerging Growth Series S Class	04	2002	10.000	10.445	0

MFS/Sun Life Emerging Growth Series S Class	05	2005	14.826	15.808	0
MFS/Sun Life Emerging Growth Series S Class	05	2004	13.407	14.826	0
MFS/Sun Life Emerging Growth Series S Class	05	2003	10.443	13.407	0
MFS/Sun Life Emerging Growth Series S Class	05	2002	10.000	10.443	0

MFS/Sun Life Emerging Growth Series S Class	06	2005	14.772	15.725	3,809
MFS/Sun Life Emerging Growth Series S Class	06	2004	13.378	14.772	3,944
MFS/Sun Life Emerging Growth Series S Class	06	2003	10.436	13.378	4,225
MFS/Sun Life Emerging Growth Series S Class	06	2002	10.000	10.436	0

MFS/Sun Life Emerging Growth Series S Class	07	2005	12.706	13.519	0
MFS/Sun Life Emerging Growth Series S Class	07	2004	11.513	12.706	0
MFS/Sun Life Emerging Growth Series S Class	07	2003	10.000	11.513	0

MFS/Sun Life Emerging Growth Series S Class	08	2005	12.663	13.446	0
MFS/Sun Life Emerging Growth Series S Class	08	2004	11.498	12.663	0
MFS/Sun Life Emerging Growth Series S Class	08	2003	10.000	11.498	0

MFS/Sun Life Emerging Markets Equity Series S Class	01	2005	10.000	11.253	3,163

MFS/Sun Life Emerging Markets Equity Series S Class	02	2005	10.000	11.249	6,039

MFS/Sun Life Emerging Markets Equity Series S Class	03	2005	10.000	11.248	0

MFS/Sun Life Emerging Markets Equity Series S Class	04	2005	10.000	11.246	11,812

MFS/Sun Life Emerging Markets Equity Series S Class	05	2005	10.000	11.245	0

MFS/Sun Life Emerging Markets Equity Series S Class	06	2005	10.000	11.242	4,552

MFS/Sun Life Emerging Markets Equity Series S Class	07	2005	10.000	11.241	0

MFS/Sun Life Emerging Markets Equity Series S Class	08	2005	10.000	11.237	0

MFS/Sun Life Global Growth Series S Class	01	2005	15.493	16.721	14,120
MFS/Sun Life Global Growth Series S Class	01	2004	13.650	15.493	14,031
MFS/Sun Life Global Growth Series S Class	01	2003	10.271	13.650	9,727
MFS/Sun Life Global Growth Series S Class	01	2002	10.000	10.271	0

MFS/Sun Life Global Growth Series S Class	02	2005	15.417	16.606	19,344
MFS/Sun Life Global Growth Series S Class	02	2004	13.611	15.417	17,967
MFS/Sun Life Global Growth Series S Class	02	2003	10.262	13.611	10,567
MFS/Sun Life Global Growth Series S Class	02	2002	10.000	10.262	0

MFS/Sun Life Global Growth Series S Class	03	2005	15.398	16.577	429
MFS/Sun Life Global Growth Series S Class	03	2004	13.601	15.398	631
MFS/Sun Life Global Growth Series S Class	03	2003	10.260	13.601	250
MFS/Sun Life Global Growth Series S Class	03	2002	10.000	10.260	0

MFS/Sun Life Global Growth Series S Class	04	2005	15.342	16.491	13,200
MFS/Sun Life Global Growth Series S Class	04	2004	13.572	15.342	12,873
MFS/Sun Life Global Growth Series S Class	04	2003	10.254	13.572	14,609
MFS/Sun Life Global Growth Series S Class	04	2002	10.000	10.254	0

MFS/Sun Life Global Growth Series S Class	05	2005	15.323	16.462	0
MFS/Sun Life Global Growth Series S Class	05	2004	13.562	15.323	0
MFS/Sun Life Global Growth Series S Class	05	2003	10.252	13.562	0
MFS/Sun Life Global Growth Series S Class	05	2002	10.000	10.252	0

MFS/Sun Life Global Growth Series S Class	06	2005	15.266	16.376	0
MFS/Sun Life Global Growth Series S Class	06	2004	13.533	15.266	0
MFS/Sun Life Global Growth Series S Class	06	2003	10.245	13.533	210
MFS/Sun Life Global Growth Series S Class	06	2002	10.000	10.245	0

MFS/Sun Life Global Growth Series S Class	07	2005	13.972	14.980	0
MFS/Sun Life Global Growth Series S Class	07	2004	12.392	13.972	0
MFS/Sun Life Global Growth Series S Class	07	2003	10.000	12.392	0

MFS/Sun Life Global Growth Series S Class	08	2005	13.925	14.899	0
MFS/Sun Life Global Growth Series S Class	08	2004	12.376	13.925	0
MFS/Sun Life Global Growth Series S Class	08	2003	10.000	12.376	0

MFS/Sun Life Government Securities Series S Class	01	2005	10.444	10.479	1,688,938
MFS/Sun Life Government Securities Series S Class	01	2004	10.256	10.444	794,895
MFS/Sun Life Government Securities Series S Class	01	2003	10.237	10.256	230,701
MFS/Sun Life Government Securities Series S Class	01	2002	10.000	10.237	3,665

MFS/Sun Life Government Securities Series S Class	02	2005	10.393	10.406	1,406,890
MFS/Sun Life Government Securities Series S Class	02	2004	10.227	10.393	706,216
MFS/Sun Life Government Securities Series S Class	02	2003	10.228	10.227	382,235
MFS/Sun Life Government Securities Series S Class	02	2002	10.000	10.228	3,758

MFS/Sun Life Government Securities Series S Class	03	2005	10.381	10.388	170,125
MFS/Sun Life Government Securities Series S Class	03	2004	10.219	10.381	69,986
MFS/Sun Life Government Securities Series S Class	03	2003	10.226	10.219	13,435
MFS/Sun Life Government Securities Series S Class	03	2002	10.000	10.226	300

MFS/Sun Life Government Securities Series S Class	04	2005	10.342	10.334	1,973,545
MFS/Sun Life Government Securities Series S Class	04	2004	10.197	10.342	1,762,469
MFS/Sun Life Government Securities Series S Class	04	2003	10.220	10.197	1,024,566
MFS/Sun Life Government Securities Series S Class	04	2002	10.000	10.220	52,833

MFS/Sun Life Government Securities Series S Class	05	2005	10.330	10.316	25,026
MFS/Sun Life Government Securities Series S Class	05	2004	10.190	10.330	16,094
MFS/Sun Life Government Securities Series S Class	05	2003	10.218	10.190	3,604
MFS/Sun Life Government Securities Series S Class	05	2002	10.000	10.218	0

MFS/Sun Life Government Securities Series S Class	06	2005	10.292	10.263	272,716
MFS/Sun Life Government Securities Series S Class	06	2004	10.168	10.292	241,602
MFS/Sun Life Government Securities Series S Class	06	2003	10.211	10.168	117,932
MFS/Sun Life Government Securities Series S Class	06	2002	10.000	10.211	89

MFS/Sun Life Government Securities Series S Class	07	2005	9.967	9.934	428,881
MFS/Sun Life Government Securities Series S Class	07	2004	9.853	9.967	446,438
MFS/Sun Life Government Securities Series S Class	07	2003	10.000	9.853	367,965

MFS/Sun Life Government Securities Series S Class	08	2005	9.934	9.880	54,369
MFS/Sun Life Government Securities Series S Class	08	2004	9.840	9.934	53,394
MFS/Sun Life Government Securities Series S Class	08	2003	10.000	9.840	50,496

MFS/Sun Life High Yield Series S Class	01	2005	13.479	13.514	541,364
MFS/Sun Life High Yield Series S Class	01	2004	12.532	13.479	324,262
MFS/Sun Life High Yield Series S Class	01	2003	10.512	12.532	166,838
MFS/Sun Life High Yield Series S Class	01	2002	10.000	10.512	1,964

MFS/Sun Life High Yield Series S Class	02	2005	13.413	13.420	502,644
MFS/Sun Life High Yield Series S Class	02	2004	12.496	13.413	289,848
MFS/Sun Life High Yield Series S Class	02	2003	10.504	12.496	124,398
MFS/Sun Life High Yield Series S Class	02	2002	10.000	10.504	350

MFS/Sun Life High Yield Series S Class	03	2005	13.397	13.397	43,597
MFS/Sun Life High Yield Series S Class	03	2004	12.487	13.397	18,549
MFS/Sun Life High Yield Series S Class	03	2003	10.502	12.487	7,207
MFS/Sun Life High Yield Series S Class	03	2002	10.000	10.502	0

MFS/Sun Life High Yield Series S Class	04	2005	13.347	13.328	465,165
MFS/Sun Life High Yield Series S Class	04	2004	12.460	13.347	440,396
MFS/Sun Life High Yield Series S Class	04	2003	10.495	12.460	241,416
MFS/Sun Life High Yield Series S Class	04	2002	10.000	10.495	835

MFS/Sun Life High Yield Series S Class	05	2005	13.331	13.304	5,702
MFS/Sun Life High Yield Series S Class	05	2004	12.451	13.331	8,713
MFS/Sun Life High Yield Series S Class	05	2003	10.493	12.451	3,572
MFS/Sun Life High Yield Series S Class	05	2002	10.000	10.493	0

MFS/Sun Life High Yield Series S Class	06	2005	13.282	13.235	56,456
MFS/Sun Life High Yield Series S Class	06	2004	12.424	13.282	66,363
MFS/Sun Life High Yield Series S Class	06	2003	10.486	12.424	17,026
MFS/Sun Life High Yield Series S Class	06	2002	10.000	10.486	43

MFS/Sun Life High Yield Series S Class	07	2005	11.656	11.609	75,188
MFS/Sun Life High Yield Series S Class	07	2004	10.909	11.656	82,447
MFS/Sun Life High Yield Series S Class	07	2003	10.000	10.909	59,099

MFS/Sun Life High Yield Series S Class	08	2005	11.617	11.546	9,752
MFS/Sun Life High Yield Series S Class	08	2004	10.895	11.617	9,584
MFS/Sun Life High Yield Series S Class	08	2003	10.000	10.895	8,220

MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2005	13.308	13.633	144,731
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2004	12.374	13.308	135,372
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2003	10.242	12.374	75,662
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2002	10.000	10.242	2,318

MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2005	13.243	13.539	337,811
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2004	12.339	13.243	233,662
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2003	10.233	12.339	122,087
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2002	10.000	10.233	2,186

MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2005	13.227	13.515	12,697
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2004	12.330	13.227	20,038
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2003	10.231	12.330	2,277
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2002	10.000	10.231	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2005	13.178	13.445	451,530
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2004	12.303	13.178	434,331
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2003	10.225	12.303	370,530
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2002	10.000	10.225	2,511

MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2005	13.162	13.422	566
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2004	12.295	13.162	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2003	10.223	12.295	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2002	10.000	10.223	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2005	13.113	13.352	50,540
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2004	12.268	13.113	44,695
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2003	10.216	12.268	31,894
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2002	10.000	10.216	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2005	11.842	12.051	100,638
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2004	11.084	11.842	107,946
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2003	10.000	11.084	72,664

MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2005	11.802	11.986	13,753
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2004	11.070	11.802	13,398
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2003	10.000	11.070	2,797

MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2005	13.818	14.599	1,489,201
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2004	12.575	13.818	110,840
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2003	10.441	12.575	31,506
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2002	10.000	10.441	752

MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2005	13.751	14.498	1,185,820
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2004	12.539	13.751	187,999
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2003	10.433	12.539	148,476
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2002	10.000	10.433	1,893

MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2005	13.734	14.473	98,770
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2004	12.530	13.734	4,960
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2003	10.431	12.530	3,979
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2002	10.000	10.431	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2005	13.683	14.398	1,059,082
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2004	12.503	13.683	93,559
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2003	10.424	12.503	90,438
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2002	10.000	10.424	1,648

MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2005	13.667	14.373	9,968
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2004	12.494	13.667	1,040
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2003	10.422	12.494	1,085
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2002	10.000	10.422	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2005	13.616	14.298	148,006
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2004	12.467	13.616	7,505
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2003	10.415	12.467	4,054
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2002	10.000	10.415	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	07	2005	12.402	13.016	144,538
MFS/Sun Life Massachusetts Investors Trust Series S Class	07	2004	11.361	12.402	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	07	2003	10.000	11.361	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	08	2005	12.360	12.946	3,889
MFS/Sun Life Massachusetts Investors Trust Series S Class	08	2004	11.346	12.360	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	08	2003	10.000	11.346	0

MFS/Sun Life Mid Cap Growth Series S Class	01	2005	16.181	16.357	81,228
MFS/Sun Life Mid Cap Growth Series S Class	01	2004	14.397	16.181	80,930
MFS/Sun Life Mid Cap Growth Series S Class	01	2003	10.659	14.397	64,506
MFS/Sun Life Mid Cap Growth Series S Class	01	2002	10.000	10.659	1,211

MFS/Sun Life Mid Cap Growth Series S Class	02	2005	16.102	16.244	124,894
MFS/Sun Life Mid Cap Growth Series S Class	02	2004	14.355	16.102	135,538
MFS/Sun Life Mid Cap Growth Series S Class	02	2003	10.650	14.355	89,424
MFS/Sun Life Mid Cap Growth Series S Class	02	2002	10.000	10.650	271

MFS/Sun Life Mid Cap Growth Series S Class	03	2005	16.082	16.216	7,827
MFS/Sun Life Mid Cap Growth Series S Class	03	2004	14.345	16.082	6,847
MFS/Sun Life Mid Cap Growth Series S Class	03	2003	10.648	14.345	2,283
MFS/Sun Life Mid Cap Growth Series S Class	03	2002	10.000	10.648	0

MFS/Sun Life Mid Cap Growth Series S Class	04	2005	16.023	16.131	180,059
MFS/Sun Life Mid Cap Growth Series S Class	04	2004	14.314	16.023	194,170
MFS/Sun Life Mid Cap Growth Series S Class	04	2003	10.641	14.314	161,519
MFS/Sun Life Mid Cap Growth Series S Class	04	2002	10.000	10.641	2,158

MFS/Sun Life Mid Cap Growth Series S Class	05	2005	16.003	16.103	1,269
MFS/Sun Life Mid Cap Growth Series S Class	05	2004	14.304	16.003	1,036
MFS/Sun Life Mid Cap Growth Series S Class	05	2003	10.639	14.304	406
MFS/Sun Life Mid Cap Growth Series S Class	05	2002	10.000	10.639	0

MFS/Sun Life Mid Cap Growth Series S Class	06	2005	15.944	16.020	14,198
MFS/Sun Life Mid Cap Growth Series S Class	06	2004	14.273	15.944	15,522
MFS/Sun Life Mid Cap Growth Series S Class	06	2003	10.632	14.273	11,615
MFS/Sun Life Mid Cap Growth Series S Class	06	2002	10.000	10.632	84

MFS/Sun Life Mid Cap Growth Series S Class	07	2005	13.589	13.646	42,690
MFS/Sun Life Mid Cap Growth Series S Class	07	2004	12.171	13.589	51,707
MFS/Sun Life Mid Cap Growth Series S Class	07	2003	10.000	12.171	52,684

MFS/Sun Life Mid Cap Growth Series S Class	08	2005	13.544	13.573	7,222
MFS/Sun Life Mid Cap Growth Series S Class	08	2004	12.155	13.544	7,595
MFS/Sun Life Mid Cap Growth Series S Class	08	2003	10.000	12.155	7,391

MFS/Sun Life Mid Cap Value Series S Class	01	2005	16.120	17.028	78,395
MFS/Sun Life Mid Cap Value Series S Class	01	2004	13.463	16.120	82,111
MFS/Sun Life Mid Cap Value Series S Class	01	2003	10.378	13.463	69,384
MFS/Sun Life Mid Cap Value Series S Class	01	2002	10.000	10.378	1,324

MFS/Sun Life Mid Cap Value Series S Class	02	2005	16.041	16.911	64,360
MFS/Sun Life Mid Cap Value Series S Class	02	2004	13.424	16.041	79,433
MFS/Sun Life Mid Cap Value Series S Class	02	2003	10.369	13.424	57,384
MFS/Sun Life Mid Cap Value Series S Class	02	2002	10.000	10.369	195

MFS/Sun Life Mid Cap Value Series S Class	03	2005	16.022	16.882	7,643
MFS/Sun Life Mid Cap Value Series S Class	03	2004	13.415	16.022	6,798
MFS/Sun Life Mid Cap Value Series S Class	03	2003	10.367	13.415	2,559
MFS/Sun Life Mid Cap Value Series S Class	03	2002	10.000	10.367	0

MFS/Sun Life Mid Cap Value Series S Class	04	2005	15.963	16.794	157,906
MFS/Sun Life Mid Cap Value Series S Class	04	2004	13.386	15.963	178,653
MFS/Sun Life Mid Cap Value Series S Class	04	2003	10.361	13.386	170,494
MFS/Sun Life Mid Cap Value Series S Class	04	2002	10.000	10.361	5,005

MFS/Sun Life Mid Cap Value Series S Class	05	2005	15.943	16.765	1,054
MFS/Sun Life Mid Cap Value Series S Class	05	2004	13.376	15.943	869
MFS/Sun Life Mid Cap Value Series S Class	05	2003	10.358	13.376	458
MFS/Sun Life Mid Cap Value Series S Class	05	2002	10.000	10.358	0

MFS/Sun Life Mid Cap Value Series S Class	06	2005	15.884	16.677	13,812
MFS/Sun Life Mid Cap Value Series S Class	06	2004	13.348	15.884	15,597
MFS/Sun Life Mid Cap Value Series S Class	06	2003	10.352	13.348	11,884
MFS/Sun Life Mid Cap Value Series S Class	06	2002	10.000	10.352	0

MFS/Sun Life Mid Cap Value Series S Class	07	2005	14.632	15.354	38,120
MFS/Sun Life Mid Cap Value Series S Class	07	2004	12.301	14.632	48,241
MFS/Sun Life Mid Cap Value Series S Class	07	2003	10.000	12.301	54,540

MFS/Sun Life Mid Cap Value Series S Class	08	2005	14.583	15.272	6,433
MFS/Sun Life Mid Cap Value Series S Class	08	2004	12.285	14.583	7,086
MFS/Sun Life Mid Cap Value Series S Class	08	2003	10.000	12.285	7,499

MFS/Sun Life Money Market Series S Class	01	2005	9.735	9.810	1,225,126
MFS/Sun Life Money Market Series S Class	01	2004	9.842	9.735	775,612
MFS/Sun Life Money Market Series S Class	01	2003	9.969	9.842	320,156
MFS/Sun Life Money Market Series S Class	01	2002	10.000	9.969	1,695

MFS/Sun Life Money Market Series S Class	02	2005	9.687	9.742	1,159,083
MFS/Sun Life Money Market Series S Class	02	2004	9.814	9.687	1,042,732
MFS/Sun Life Money Market Series S Class	02	2003	9.961	9.814	140,851
MFS/Sun Life Money Market Series S Class	02	2002	10.000	9.961	11,515

MFS/Sun Life Money Market Series S Class	03	2005	9.675	9.726	87,369
MFS/Sun Life Money Market Series S Class	03	2004	9.807	9.675	41,609
MFS/Sun Life Money Market Series S Class	03	2003	9.959	9.807	1,582
MFS/Sun Life Money Market Series S Class	03	2002	10.000	9.959	0

MFS/Sun Life Money Market Series S Class	04	2005	9.640	9.675	1,020,666
MFS/Sun Life Money Market Series S Class	04	2004	9.786	9.640	863,651
MFS/Sun Life Money Market Series S Class	04	2003	9.953	9.786	255,471
MFS/Sun Life Money Market Series S Class	04	2002	10.000	9.953	6,014

MFS/Sun Life Money Market Series S Class	05	2005	9.628	9.658	10,903
MFS/Sun Life Money Market Series S Class	05	2004	9.779	9.628	7,695
MFS/Sun Life Money Market Series S Class	05	2003	9.951	9.779	10,302
MFS/Sun Life Money Market Series S Class	05	2002	10.000	9.951	0

MFS/Sun Life Money Market Series S Class	06	2005	9.592	9.608	171,953
MFS/Sun Life Money Market Series S Class	06	2004	9.758	9.592	148,729
MFS/Sun Life Money Market Series S Class	06	2003	9.945	9.758	28,833
MFS/Sun Life Money Market Series S Class	06	2002	10.000	9.945	0

MFS/Sun Life Money Market Series S Class	07	2005	9.700	9.711	155,671
MFS/Sun Life Money Market Series S Class	07	2004	9.873	9.700	167,332
MFS/Sun Life Money Market Series S Class	07	2003	10.000	9.873	91,064

MFS/Sun Life Money Market Series S Class	08	2005	9.668	9.659	18,053
MFS/Sun Life Money Market Series S Class	08	2004	9.860	9.668	17,351
MFS/Sun Life Money Market Series S Class	08	2003	10.000	9.860	12,504

MFS/Sun Life New Discovery Series S Class	01	2005	14.401	14.866	667,749
MFS/Sun Life New Discovery Series S Class	01	2004	13.657	14.401	199,603
MFS/Sun Life New Discovery Series S Class	01	2003	10.285	13.657	19,649
MFS/Sun Life New Discovery Series S Class	01	2002	10.000	10.285	2,784

MFS/Sun Life New Discovery Series S Class	02	2005	14.330	14.763	524,793
MFS/Sun Life New Discovery Series S Class	02	2004	13.618	14.330	162,917
MFS/Sun Life New Discovery Series S Class	02	2003	10.277	13.618	34,030
MFS/Sun Life New Discovery Series S Class	02	2002	10.000	10.277	912

MFS/Sun Life New Discovery Series S Class	03	2005	14.313	14.737	46,508
MFS/Sun Life New Discovery Series S Class	03	2004	13.609	14.313	19,038
MFS/Sun Life New Discovery Series S Class	03	2003	10.274	13.609	173
MFS/Sun Life New Discovery Series S Class	03	2002	10.000	10.274	0

MFS/Sun Life New Discovery Series S Class	04	2005	14.260	14.661	519,226
MFS/Sun Life New Discovery Series S Class	04	2004	13.579	14.260	400,270
MFS/Sun Life New Discovery Series S Class	04	2003	10.268	13.579	49,224
MFS/Sun Life New Discovery Series S Class	04	2002	10.000	10.268	5,343

MFS/Sun Life New Discovery Series S Class	05	2005	14.242	14.635	4,584
MFS/Sun Life New Discovery Series S Class	05	2004	13.570	14.242	5,136
MFS/Sun Life New Discovery Series S Class	05	2003	10.266	13.570	0
MFS/Sun Life New Discovery Series S Class	05	2002	10.000	10.266	0

MFS/Sun Life New Discovery Series S Class	06	2005	14.190	14.559	63,192
MFS/Sun Life New Discovery Series S Class	06	2004	13.540	14.190	44,520
MFS/Sun Life New Discovery Series S Class	06	2003	10.260	13.540	0
MFS/Sun Life New Discovery Series S Class	06	2002	10.000	10.260	0

MFS/Sun Life New Discovery Series S Class	07	2005	12.898	13.227	66,997
MFS/Sun Life New Discovery Series S Class	07	2004	12.314	12.898	63,657
MFS/Sun Life New Discovery Series S Class	07	2003	10.000	12.314	0

MFS/Sun Life New Discovery Series S Class	08	2005	12.855	13.155	1,497
MFS/Sun Life New Discovery Series S Class	08	2004	12.298	12.855	1,486
MFS/Sun Life New Discovery Series S Class	08	2003	10.000	12.298	0

MFS/Sun Life Research International Series S Class	01	2005	15.784	18.038	475,682
MFS/Sun Life Research International Series S Class	01	2004	13.268	15.784	204,126
MFS/Sun Life Research International Series S Class	01	2003	10.112	13.268	55,131
MFS/Sun Life Research International Series S Class	01	2002	10.000	10.112	1,553

MFS/Sun Life Research International Series S Class	02	2005	15.707	17.913	363,884
MFS/Sun Life Research International Series S Class	02	2004	13.230	15.707	180,705
MFS/Sun Life Research International Series S Class	02	2003	10.104	13.230	57,055
MFS/Sun Life Research International Series S Class	02	2002	10.000	10.104	624

MFS/Sun Life Research International Series S Class	03	2005	15.687	17.882	29,990
MFS/Sun Life Research International Series S Class	03	2004	13.221	15.687	21,440
MFS/Sun Life Research International Series S Class	03	2003	10.102	13.221	2,172
MFS/Sun Life Research International Series S Class	03	2002	10.000	10.102	0

MFS/Sun Life Research International Series S Class	04	2005	15.630	17.789	476,563
MFS/Sun Life Research International Series S Class	04	2004	13.192	15.630	479,719
MFS/Sun Life Research International Series S Class	04	2003	10.096	13.192	268,312
MFS/Sun Life Research International Series S Class	04	2002	10.000	10.096	2,511

MFS/Sun Life Research International Series S Class	05	2005	15.610	17.758	2,712
MFS/Sun Life Research International Series S Class	05	2004	13.183	15.610	2,597
MFS/Sun Life Research International Series S Class	05	2003	10.094	13.183	0
MFS/Sun Life Research International Series S Class	05	2002	10.000	10.094	0

MFS/Sun Life Research International Series S Class	06	2005	15.553	17.666	56,579
MFS/Sun Life Research International Series S Class	06	2004	13.155	15.553	57,157
MFS/Sun Life Research International Series S Class	06	2003	10.087	13.155	23,505
MFS/Sun Life Research International Series S Class	06	2002	10.000	10.087	0

MFS/Sun Life Research International Series S Class	07	2005	14.881	16.894	105,204
MFS/Sun Life Research International Series S Class	07	2004	12.593	14.881	123,674
MFS/Sun Life Research International Series S Class	07	2003	10.000	12.593	67,035

MFS/Sun Life Research International Series S Class	08	2005	14.831	16.803	10,243
MFS/Sun Life Research International Series S Class	08	2004	12.576	14.831	11,080
MFS/Sun Life Research International Series S Class	08	2003	10.000	12.576	2,600

MFS/Sun Life Research Series S Class	01	2005	14.546	15.409	19,396
MFS/Sun Life Research Series S Class	01	2004	12.801	14.546	11,412
MFS/Sun Life Research Series S Class	01	2003	10.412	12.801	2,912
MFS/Sun Life Research Series S Class	01	2002	10.000	10.412	1,374

MFS/Sun Life Research Series S Class	02	2005	14.474	15.303	31,271
MFS/Sun Life Research Series S Class	02	2004	12.764	14.474	17,395
MFS/Sun Life Research Series S Class	02	2003	10.403	12.764	9,621
MFS/Sun Life Research Series S Class	02	2002	10.000	10.403	755

MFS/Sun Life Research Series S Class	03	2005	14.457	15.276	3,447
MFS/Sun Life Research Series S Class	03	2004	12.755	14.457	0
MFS/Sun Life Research Series S Class	03	2003	10.401	12.755	0
MFS/Sun Life Research Series S Class	03	2002	10.000	10.401	0

MFS/Sun Life Research Series S Class	04	2005	14.403	15.197	13,273
MFS/Sun Life Research Series S Class	04	2004	12.728	14.403	15,992
MFS/Sun Life Research Series S Class	04	2003	10.394	12.728	14,394
MFS/Sun Life Research Series S Class	04	2002	10.000	10.394	5,721

MFS/Sun Life Research Series S Class	05	2005	14.386	15.170	1,297
MFS/Sun Life Research Series S Class	05	2004	12.719	14.386	1,468
MFS/Sun Life Research Series S Class	05	2003	10.392	12.719	1,240
MFS/Sun Life Research Series S Class	05	2002	10.000	10.392	0

MFS/Sun Life Research Series S Class	06	2005	14.333	15.091	1,953
MFS/Sun Life Research Series S Class	06	2004	12.691	14.333	0
MFS/Sun Life Research Series S Class	06	2003	10.386	12.691	0
MFS/Sun Life Research Series S Class	06	2002	10.000	10.386	0

MFS/Sun Life Research Series S Class	07	2005	12.989	13.669	0
MFS/Sun Life Research Series S Class	07	2004	11.507	12.989	0
MFS/Sun Life Research Series S Class	07	2003	10.000	11.507	0

MFS/Sun Life Research Series S Class	08	2005	12.945	13.596	0
MFS/Sun Life Research Series S Class	08	2004	11.492	12.945	0
MFS/Sun Life Research Series S Class	08	2003	10.000	11.492	0

MFS/Sun Life Strategic Growth Series S Class	01	2005	14.564	14.492	152,998
MFS/Sun Life Strategic Growth Series S Class	01	2004	13.895	14.564	149,178
MFS/Sun Life Strategic Growth Series S Class	01	2003	11.120	13.895	95,355
MFS/Sun Life Strategic Growth Series S Class	01	2002	10.000	11.120	2,302

MFS/Sun Life Strategic Growth Series S Class	02	2005	14.493	14.392	162,189
MFS/Sun Life Strategic Growth Series S Class	02	2004	13.855	14.493	174,171
MFS/Sun Life Strategic Growth Series S Class	02	2003	11.111	13.855	114,038
MFS/Sun Life Strategic Growth Series S Class	02	2002	10.000	11.111	283

MFS/Sun Life Strategic Growth Series S Class	03	2005	14.475	14.367	18,490
MFS/Sun Life Strategic Growth Series S Class	03	2004	13.845	14.475	14,551
MFS/Sun Life Strategic Growth Series S Class	03	2003	11.108	13.845	4,164
MFS/Sun Life Strategic Growth Series S Class	03	2002	10.000	11.108	0

MFS/Sun Life Strategic Growth Series S Class	04	2005	14.422	14.293	357,349
MFS/Sun Life Strategic Growth Series S Class	04	2004	13.815	14.422	381,906
MFS/Sun Life Strategic Growth Series S Class	04	2003	11.102	13.815	319,824
MFS/Sun Life Strategic Growth Series S Class	04	2002	10.000	11.102	19,268

MFS/Sun Life Strategic Growth Series S Class	05	2005	14.404	14.268	6,871
MFS/Sun Life Strategic Growth Series S Class	05	2004	13.805	14.404	6,307
MFS/Sun Life Strategic Growth Series S Class	05	2003	11.099	13.805	4,511
MFS/Sun Life Strategic Growth Series S Class	05	2002	10.000	11.099	0

MFS/Sun Life Strategic Growth Series S Class	06	2005	14.351	14.194	35,556
MFS/Sun Life Strategic Growth Series S Class	06	2004	13.776	14.351	37,955
MFS/Sun Life Strategic Growth Series S Class	06	2003	11.092	13.776	27,691
MFS/Sun Life Strategic Growth Series S Class	06	2002	10.000	11.092	0

MFS/Sun Life Strategic Growth Series S Class	07	2005	11.834	11.698	106,491
MFS/Sun Life Strategic Growth Series S Class	07	2004	11.365	11.834	126,700
MFS/Sun Life Strategic Growth Series S Class	07	2003	10.000	11.365	126,131

MFS/Sun Life Strategic Growth Series S Class	08	2005	11.794	11.635	17,684
MFS/Sun Life Strategic Growth Series S Class	08	2004	11.350	11.794	18,480
MFS/Sun Life Strategic Growth Series S Class	08	2003	10.000	11.350	17,525

MFS/Sun Life Strategic Income Series S Class	01	2005	12.248	12.240	48,678
MFS/Sun Life Strategic Income Series S Class	01	2004	11.550	12.248	60,226
MFS/Sun Life Strategic Income Series S Class	01	2003	10.441	11.550	61,438
MFS/Sun Life Strategic Income Series S Class	01	2002	10.000	10.441	243

MFS/Sun Life Strategic Income Series S Class	02	2005	12.188	12.155	97,712
MFS/Sun Life Strategic Income Series S Class	02	2004	11.517	12.188	106,045
MFS/Sun Life Strategic Income Series S Class	02	2003	10.432	11.517	43,288
MFS/Sun Life Strategic Income Series S Class	02	2002	10.000	10.432	100

MFS/Sun Life Strategic Income Series S Class	03	2005	12.173	12.134	3,804
MFS/Sun Life Strategic Income Series S Class	03	2004	11.508	12.173	4,128
MFS/Sun Life Strategic Income Series S Class	03	2003	10.430	11.508	4,060
MFS/Sun Life Strategic Income Series S Class	03	2002	10.000	10.430	0

MFS/Sun Life Strategic Income Series S Class	04	2005	12.128	12.071	18,809
MFS/Sun Life Strategic Income Series S Class	04	2004	11.484	12.128	21,785
MFS/Sun Life Strategic Income Series S Class	04	2003	10.423	11.484	12,959
MFS/Sun Life Strategic Income Series S Class	04	2002	10.000	10.423	835

MFS/Sun Life Strategic Income Series S Class	05	2005	12.113	12.050	1,008
MFS/Sun Life Strategic Income Series S Class	05	2004	11.475	12.113	3,913
MFS/Sun Life Strategic Income Series S Class	05	2003	10.421	11.475	3,553
MFS/Sun Life Strategic Income Series S Class	05	2002	10.000	10.421	0

MFS/Sun Life Strategic Income Series S Class	06	2005	12.069	11.988	14,192
MFS/Sun Life Strategic Income Series S Class	06	2004	11.451	12.069	14,783
MFS/Sun Life Strategic Income Series S Class	06	2003	10.415	11.451	14,957
MFS/Sun Life Strategic Income Series S Class	06	2002	10.000	10.415	0

MFS/Sun Life Strategic Income Series S Class	07	2005	10.964	10.885	0
MFS/Sun Life Strategic Income Series S Class	07	2004	10.408	10.964	0
MFS/Sun Life Strategic Income Series S Class	07	2003	10.000	10.408	0

MFS/Sun Life Strategic Income Series S Class	08	2005	10.927	10.826	0
MFS/Sun Life Strategic Income Series S Class	08	2004	10.394	10.927	0
MFS/Sun Life Strategic Income Series S Class	08	2003	10.000	10.394	0

MFS/Sun Life Strategic Value Series S Class	01	2005	15.725	15.355	21,171
MFS/Sun Life Strategic Value Series S Class	01	2004	13.577	15.725	25,776
MFS/Sun Life Strategic Value Series S Class	01	2003	10.868	13.577	21,788
MFS/Sun Life Strategic Value Series S Class	01	2002	10.000	10.868	569

MFS/Sun Life Strategic Value Series S Class	02	2005	15.648	15.248	75,086
MFS/Sun Life Strategic Value Series S Class	02	2004	13.538	15.648	77,132
MFS/Sun Life Strategic Value Series S Class	02	2003	10.859	13.538	61,596
MFS/Sun Life Strategic Value Series S Class	02	2002	10.000	10.859	2,143

MFS/Sun Life Strategic Value Series S Class	03	2005	15.629	15.222	391
MFS/Sun Life Strategic Value Series S Class	03	2004	13.528	15.629	1,689
MFS/Sun Life Strategic Value Series S Class	03	2003	10.857	13.528	1,661
MFS/Sun Life Strategic Value Series S Class	03	2002	10.000	10.857	0

MFS/Sun Life Strategic Value Series S Class	04	2005	15.571	15.143	89,622
MFS/Sun Life Strategic Value Series S Class	04	2004	13.499	15.571	82,585
MFS/Sun Life Strategic Value Series S Class	04	2003	10.850	13.499	81,413
MFS/Sun Life Strategic Value Series S Class	04	2002	10.000	10.850	892

MFS/Sun Life Strategic Value Series S Class	05	2005	15.552	15.117	0
MFS/Sun Life Strategic Value Series S Class	05	2004	13.489	15.552	0
MFS/Sun Life Strategic Value Series S Class	05	2003	10.848	13.489	1,344
MFS/Sun Life Strategic Value Series S Class	05	2002	10.000	10.848	0

MFS/Sun Life Strategic Value Series S Class	06	2005	15.495	15.038	1,328
MFS/Sun Life Strategic Value Series S Class	06	2004	13.460	15.495	599
MFS/Sun Life Strategic Value Series S Class	06	2003	10.841	13.460	346
MFS/Sun Life Strategic Value Series S Class	06	2002	10.000	10.841	0

MFS/Sun Life Strategic Value Series S Class	07	2005	13.490	13.086	0
MFS/Sun Life Strategic Value Series S Class	07	2004	11.725	13.490	0
MFS/Sun Life Strategic Value Series S Class	07	2003	10.000	11.725	0

MFS/Sun Life Strategic Value Series S Class	08	2005	13.445	13.015	0
MFS/Sun Life Strategic Value Series S Class	08	2004	11.710	13.445	0
MFS/Sun Life Strategic Value Series S Class	08	2003	10.000	11.710	0

MFS/Sun Life Total Return Series S Class	01	2005	13.209	13.357	4,385,623
MFS/Sun Life Total Return Series S Class	01	2004	12.084	13.209	1,549,192
MFS/Sun Life Total Return Series S Class	01	2003	10.517	12.084	358,732
MFS/Sun Life Total Return Series S Class	01	2002	10.000	10.517	5,435

MFS/Sun Life Total Return Series S Class	02	2005	13.144	13.264	2,664,428
MFS/Sun Life Total Return Series S Class	02	2004	12.050	13.144	1,192,697
MFS/Sun Life Total Return Series S Class	02	2003	10.508	12.050	460,194
MFS/Sun Life Total Return Series S Class	02	2002	10.000	10.508	9,222

MFS/Sun Life Total Return Series S Class	03	2005	13.128	13.241	317,687
MFS/Sun Life Total Return Series S Class	03	2004	12.041	13.128	131,675
MFS/Sun Life Total Return Series S Class	03	2003	10.506	12.041	11,299
MFS/Sun Life Total Return Series S Class	03	2002	10.000	10.506	0

MFS/Sun Life Total Return Series S Class	04	2005	13.080	13.173	2,831,365
MFS/Sun Life Total Return Series S Class	04	2004	12.015	13.080	1,966,950
MFS/Sun Life Total Return Series S Class	04	2003	10.499	12.015	873,992
MFS/Sun Life Total Return Series S Class	04	2002	10.000	10.499	7,476

MFS/Sun Life Total Return Series S Class	05	2005	13.064	13.150	26,425
MFS/Sun Life Total Return Series S Class	05	2004	12.007	13.064	19,104
MFS/Sun Life Total Return Series S Class	05	2003	10.497	12.007	7,399
MFS/Sun Life Total Return Series S Class	05	2002	10.000	10.497	0

MFS/Sun Life Total Return Series S Class	06	2005	13.015	13.081	625,901
MFS/Sun Life Total Return Series S Class	06	2004	11.981	13.015	627,768
MFS/Sun Life Total Return Series S Class	06	2003	10.491	11.981	291,268
MFS/Sun Life Total Return Series S Class	06	2002	10.000	10.491	172

MFS/Sun Life Total Return Series S Class	07	2005	11.930	11.984	547,506
MFS/Sun Life Total Return Series S Class	07	2004	10.987	11.930	572,167
MFS/Sun Life Total Return Series S Class	07	2003	10.000	10.987	226,266

MFS/Sun Life Total Return Series S Class	08	2005	11.890	11.919	21,161
MFS/Sun Life Total Return Series S Class	08	2004	10.973	11.890	21,550
MFS/Sun Life Total Return Series S Class	08	2003	10.000	10.973	9,691

MFS/Sun Life Utilities Series S Class	01	2005	18.939	21.789	58,006
MFS/Sun Life Utilities Series S Class	01	2004	14.812	18.939	33,018
MFS/Sun Life Utilities Series S Class	01	2003	11.071	14.812	10,427
MFS/Sun Life Utilities Series S Class	01	2002	10.000	11.071	63

MFS/Sun Life Utilities Series S Class	02	2005	18.846	21.638	90,137
MFS/Sun Life Utilities Series S Class	02	2004	14.769	18.846	37,835
MFS/Sun Life Utilities Series S Class	02	2003	11.062	14.769	17,119
MFS/Sun Life Utilities Series S Class	02	2002	10.000	11.062	0

MFS/Sun Life Utilities Series S Class	03	2005	18.823	21.601	2,283
MFS/Sun Life Utilities Series S Class	03	2004	14.759	18.823	685
MFS/Sun Life Utilities Series S Class	03	2003	11.060	14.759	0
MFS/Sun Life Utilities Series S Class	03	2002	10.000	11.060	0

MFS/Sun Life Utilities Series S Class	04	2005	18.754	21.489	49,796
MFS/Sun Life Utilities Series S Class	04	2004	14.727	18.754	27,872
MFS/Sun Life Utilities Series S Class	04	2003	11.053	14.727	14,940
MFS/Sun Life Utilities Series S Class	04	2002	10.000	11.053	15

MFS/Sun Life Utilities Series S Class	05	2005	18.731	21.451	849
MFS/Sun Life Utilities Series S Class	05	2004	14.717	18.731	902
MFS/Sun Life Utilities Series S Class	05	2003	11.051	14.717	941
MFS/Sun Life Utilities Series S Class	05	2002	10.000	11.051	0

MFS/Sun Life Utilities Series S Class	06	2005	18.662	21.340	6,208
MFS/Sun Life Utilities Series S Class	06	2004	14.685	18.662	1,541
MFS/Sun Life Utilities Series S Class	06	2003	11.044	14.685	1,001
MFS/Sun Life Utilities Series S Class	06	2002	10.000	11.044	0

MFS/Sun Life Utilities Series S Class	07	2005	15.213	17.386	0
MFS/Sun Life Utilities Series S Class	07	2004	11.977	15.213	0
MFS/Sun Life Utilities Series S Class	07	2003	10.000	11.977	0

MFS/Sun Life Utilities Series S Class	08	2005	15.162	17.293	0
MFS/Sun Life Utilities Series S Class	08	2004	11.961	15.162	0
MFS/Sun Life Utilities Series S Class	08	2003	10.000	11.961	0

MFS/Sun Life Value Series S Class	01	2005	14.584	15.253	174,041
MFS/Sun Life Value Series S Class	01	2004	12.874	14.584	157,649
MFS/Sun Life Value Series S Class	01	2003	10.465	12.874	71,374
MFS/Sun Life Value Series S Class	01	2002	10.000	10.465	3,999

MFS/Sun Life Value Series S Class	02	2005	14.512	15.148	635,707
MFS/Sun Life Value Series S Class	02	2004	12.838	14.512	659,356
MFS/Sun Life Value Series S Class	02	2003	10.456	12.838	97,651
MFS/Sun Life Value Series S Class	02	2002	10.000	10.456	3,376

MFS/Sun Life Value Series S Class	03	2005	14.495	15.122	7,705
MFS/Sun Life Value Series S Class	03	2004	12.829	14.495	10,160
MFS/Sun Life Value Series S Class	03	2003	10.454	12.829	2,287
MFS/Sun Life Value Series S Class	03	2002	10.000	10.454	0

MFS/Sun Life Value Series S Class	04	2005	14.441	15.043	378,552
MFS/Sun Life Value Series S Class	04	2004	12.801	14.441	356,650
MFS/Sun Life Value Series S Class	04	2003	10.448	12.801	322,182
MFS/Sun Life Value Series S Class	04	2002	10.000	10.448	21,187

MFS/Sun Life Value Series S Class	05	2005	14.424	15.017	6,551
MFS/Sun Life Value Series S Class	05	2004	12.792	14.424	7,012
MFS/Sun Life Value Series S Class	05	2003	10.446	12.792	7,944
MFS/Sun Life Value Series S Class	05	2002	10.000	10.446	0

MFS/Sun Life Value Series S Class	06	2005	14.370	14.939	43,660
MFS/Sun Life Value Series S Class	06	2004	12.764	14.370	31,555
MFS/Sun Life Value Series S Class	06	2003	10.439	12.764	24,230
MFS/Sun Life Value Series S Class	06	2002	10.000	10.439	0

MFS/Sun Life Value Series S Class	07	2005	13.399	13.922	87,337
MFS/Sun Life Value Series S Class	07	2004	11.908	13.399	95,489
MFS/Sun Life Value Series S Class	07	2003	10.000	11.908	70,711

MFS/Sun Life Value Series S Class	08	2005	13.354	13.847	11,876
MFS/Sun Life Value Series S Class	08	2004	11.892	13.354	11,733
MFS/Sun Life Value Series S Class	08	2003	10.000	11.892	2,741

Mutual Shares Securities Fund	01	2005	13.818	15.025	226,789
Mutual Shares Securities Fund	01	2004	12.475	13.818	166,611
Mutual Shares Securities Fund	01	2003	10.135	12.475	84,686
Mutual Shares Securities Fund	01	2002	10.000	10.135	14,519

Mutual Shares Securities Fund	02	2005	13.751	14.921	384,361
Mutual Shares Securities Fund	02	2004	12.439	13.751	240,107
Mutual Shares Securities Fund	02	2003	10.127	12.439	99,787
Mutual Shares Securities Fund	02	2002	10.000	10.127	6,004

Mutual Shares Securities Fund	03	2005	13.734	14.896	13,868
Mutual Shares Securities Fund	03	2004	12.430	13.734	10,975
Mutual Shares Securities Fund	03	2003	10.125	12.430	5,089
Mutual Shares Securities Fund	03	2002	10.000	10.125	0

Mutual Shares Securities Fund	04	2005	13.683	14.818	153,072
Mutual Shares Securities Fund	04	2004	12.404	13.683	107,580
Mutual Shares Securities Fund	04	2003	10.118	12.404	52,888
Mutual Shares Securities Fund	04	2002	10.000	10.118	5,512

Mutual Shares Securities Fund	05	2005	13.666	14.792	999
Mutual Shares Securities Fund	05	2004	12.395	13.666	8,799
Mutual Shares Securities Fund	05	2003	10.116	12.395	1,107
Mutual Shares Securities Fund	05	2002	10.000	10.116	0

Mutual Shares Securities Fund	06	2005	13.616	14.715	22,172
Mutual Shares Securities Fund	06	2004	12.368	13.616	12,147
Mutual Shares Securities Fund	06	2003	10.110	12.368	10,583
Mutual Shares Securities Fund	06	2002	10.000	10.110	0

Mutual Shares Securities Fund	07	2005	12.882	13.915	0
Mutual Shares Securities Fund	07	2004	11.707	12.882	0
Mutual Shares Securities Fund	07	2003	10.000	11.707	0

Mutual Shares Securities Fund	08	2005	12.839	13.840	0
Mutual Shares Securities Fund	08	2004	11.692	12.839	0
Mutual Shares Securities Fund	08	2003	10.000	11.692	0

Nations Marsico 21st Century	01	2005	10.000	11.279	461

Nations Marsico 21st Century	02	2005	10.000	11.261	0

Nations Marsico 21st Century	03	2005	10.000	11.257	0

Nations Marsico 21st Century	04	2005	10.000	11.243	0

Nations Marsico 21st Century	05	2005	10.000	11.239	0

Nations Marsico 21st Century	06	2005	10.000	11.225	0

Nations Marsico 21st Century	07	2005	10.000	11.221	0

Nations Marsico 21st Century	08	2005	10.000	11.203	0

Nations Marsico Growth Portfolio	01	2005	10.000	10.955	0

Nations Marsico Growth Portfolio	02	2005	10.000	10.938	0

Nations Marsico Growth Portfolio	03	2005	10.000	10.934	0

Nations Marsico Growth Portfolio	04	2005	10.000	10.921	0

Nations Marsico Growth Portfolio	05	2005	10.000	10.916	0

Nations Marsico Growth Portfolio	06	2005	10.000	10.903	0

Nations Marsico Growth Portfolio	07	2005	10.000	10.899	0

Nations Marsico Growth Portfolio	08	2005	10.000	10.882	0

Nations Marsico International Opportunities Portfolio	01	2005	10.000	11.943	728

Nations Marsico International Opportunities Portfolio	02	2005	10.000	11.924	0

Nations Marsico International Opportunities Portfolio	03	2005	10.000	11.919	0

Nations Marsico International Opportunities Portfolio	04	2005	10.000	11.905	0

Nations Marsico International Opportunities Portfolio	05	2005	10.000	11.900	0

Nations Marsico International Opportunities Portfolio	06	2005	10.000	11.886	0

Nations Marsico International Opportunities Portfolio	07	2005	10.000	11.882	0

Nations Marsico International Opportunities Portfolio	08	2005	10.000	11.863	0

Oppenheimer Capital Appreciation Fund/VA	01	2005	14.591	15.049	193,005
Oppenheimer Capital Appreciation Fund/VA	01	2004	13.916	14.591	182,676
Oppenheimer Capital Appreciation Fund/VA	01	2003	10.826	13.916	96,029
Oppenheimer Capital Appreciation Fund/VA	01	2002	10.000	10.826	1,481

Oppenheimer Capital Appreciation Fund/VA	02	2005	14.519	14.945	313,407
Oppenheimer Capital Appreciation Fund/VA	02	2004	13.876	14.519	279,923
Oppenheimer Capital Appreciation Fund/VA	02	2003	10.817	13.876	149,362
Oppenheimer Capital Appreciation Fund/VA	02	2002	10.000	10.817	94

Oppenheimer Capital Appreciation Fund/VA	03	2005	14.502	14.919	26,436
Oppenheimer Capital Appreciation Fund/VA	03	2004	13.866	14.502	24,157
Oppenheimer Capital Appreciation Fund/VA	03	2003	10.815	13.866	4,256
Oppenheimer Capital Appreciation Fund/VA	03	2002	10.000	10.815	0

Oppenheimer Capital Appreciation Fund/VA	04	2005	14.448	14.841	440,282
Oppenheimer Capital Appreciation Fund/VA	04	2004	13.836	14.448	430,489
Oppenheimer Capital Appreciation Fund/VA	04	2003	10.809	13.836	369,216
Oppenheimer Capital Appreciation Fund/VA	04	2002	10.000	10.809	9,787

Oppenheimer Capital Appreciation Fund/VA	05	2005	14.431	14.815	3,104
Oppenheimer Capital Appreciation Fund/VA	05	2004	13.826	14.431	2,618
Oppenheimer Capital Appreciation Fund/VA	05	2003	10.806	13.826	860
Oppenheimer Capital Appreciation Fund/VA	05	2002	10.000	10.806	0

Oppenheimer Capital Appreciation Fund/VA	06	2005	14.377	14.738	55,516
Oppenheimer Capital Appreciation Fund/VA	06	2004	13.796	14.377	47,866
Oppenheimer Capital Appreciation Fund/VA	06	2003	10.800	13.796	38,810
Oppenheimer Capital Appreciation Fund/VA	06	2002	10.000	10.800	0

Oppenheimer Capital Appreciation Fund/VA	07	2005	12.347	12.651	110,450
Oppenheimer Capital Appreciation Fund/VA	07	2004	11.854	12.347	129,327
Oppenheimer Capital Appreciation Fund/VA	07	2003	10.000	11.854	135,326

Oppenheimer Capital Appreciation Fund/VA	08	2005	12.306	12.582	17,887
Oppenheimer Capital Appreciation Fund/VA	08	2004	11.839	12.306	18,602
Oppenheimer Capital Appreciation Fund/VA	08	2003	10.000	11.839	18,600

Oppenheimer Global Securities Fund	01	2005	12.264	13.758	75,358
Oppenheimer Global Securities Fund	01	2004	10.490	12.264	45,916
Oppenheimer Global Securities Fund	01	2003	10.000	10.490	0

Oppenheimer Global Securities Fund	02	2005	12.237	13.700	293,444
Oppenheimer Global Securities Fund	02	2004	10.488	12.237	201,738
Oppenheimer Global Securities Fund	02	2003	10.000	10.488	0

Oppenheimer Global Securities Fund	03	2005	12.231	13.686	2,384
Oppenheimer Global Securities Fund	03	2004	10.488	12.231	0
Oppenheimer Global Securities Fund	03	2003	10.000	10.488	0

Oppenheimer Global Securities Fund	04	2005	12.211	13.643	58,046
Oppenheimer Global Securities Fund	04	2004	10.487	12.211	18,183
Oppenheimer Global Securities Fund	04	2003	10.000	10.487	0

Oppenheimer Global Securities Fund	05	2005	12.204	13.628	0
Oppenheimer Global Securities Fund	05	2004	10.487	12.204	6,982
Oppenheimer Global Securities Fund	05	2003	10.000	10.487	0

Oppenheimer Global Securities Fund	06	2005	12.184	13.585	15,306
Oppenheimer Global Securities Fund	06	2004	10.486	12.184	6,397
Oppenheimer Global Securities Fund	06	2003	10.000	10.486	0

Oppenheimer Global Securities Fund	07	2005	12.177	13.571	2,058
Oppenheimer Global Securities Fund	07	2004	10.485	12.177	2,092
Oppenheimer Global Securities Fund	07	2003	10.000	10.485	0

Oppenheimer Global Securities Fund	08	2005	12.151	13.514	0
Oppenheimer Global Securities Fund	08	2004	10.484	12.151	0
Oppenheimer Global Securities Fund	08	2003	10.000	10.484	0

Oppenheimer Main St. Fund/VA	01	2005	13.533	14.075	3,082,794
Oppenheimer Main St. Fund/VA	01	2004	12.608	13.533	890,791
Oppenheimer Main St. Fund/VA	01	2003	10.139	12.608	42,252
Oppenheimer Main St. Fund/VA	01	2002	10.000	10.139	1,326

Oppenheimer Main St. Fund/VA	02	2005	13.467	13.977	2,288,798
Oppenheimer Main St. Fund/VA	02	2004	12.572	13.467	698,936
Oppenheimer Main St. Fund/VA	02	2003	10.130	12.572	134,585
Oppenheimer Main St. Fund/VA	02	2002	10.000	10.130	2,746

Oppenheimer Main St. Fund/VA	03	2005	13.451	13.953	211,192
Oppenheimer Main St. Fund/VA	03	2004	12.563	13.451	62,669
Oppenheimer Main St. Fund/VA	03	2003	10.128	12.563	1,377
Oppenheimer Main St. Fund/VA	03	2002	10.000	10.128	0

Oppenheimer Main St. Fund/VA	04	2005	13.401	13.881	2,264,967
Oppenheimer Main St. Fund/VA	04	2004	12.536	13.401	1,707,865
Oppenheimer Main St. Fund/VA	04	2003	10.122	12.536	19,122
Oppenheimer Main St. Fund/VA	04	2002	10.000	10.122	1,231

Oppenheimer Main St. Fund/VA	05	2005	13.385	13.857	21,359
Oppenheimer Main St. Fund/VA	05	2004	12.527	13.385	16,024
Oppenheimer Main St. Fund/VA	05	2003	10.120	12.527	0
Oppenheimer Main St. Fund/VA	05	2002	10.000	10.120	0

Oppenheimer Main St. Fund/VA	06	2005	13.335	13.784	296,186
Oppenheimer Main St. Fund/VA	06	2004	12.500	13.335	222,743
Oppenheimer Main St. Fund/VA	06	2003	10.114	12.500	2,027
Oppenheimer Main St. Fund/VA	06	2002	10.000	10.114	176

Oppenheimer Main St. Fund/VA	07	2005	12.448	12.861	302,287
Oppenheimer Main St. Fund/VA	07	2004	11.674	12.448	294,130
Oppenheimer Main St. Fund/VA	07	2003	10.000	11.674	0

Oppenheimer Main St. Fund/VA	08	2005	12.406	12.792	8,023
Oppenheimer Main St. Fund/VA	08	2004	11.659	12.406	7,898
Oppenheimer Main St. Fund/VA	08	2003	10.000	11.659	0

Oppenheimer Main St. Small Cap Fund/VA	01	2005	16.824	18.155	60,631
Oppenheimer Main St. Small Cap Fund/VA	01	2004	14.354	16.824	53,467
Oppenheimer Main St. Small Cap Fund/VA	01	2003	10.118	14.354	38,651
Oppenheimer Main St. Small Cap Fund/VA	01	2002	10.000	10.118	1,297

Oppenheimer Main St. Small Cap Fund/VA	02	2005	16.742	18.029	112,948
Oppenheimer Main St. Small Cap Fund/VA	02	2004	14.313	16.742	82,051
Oppenheimer Main St. Small Cap Fund/VA	02	2003	10.109	14.313	39,475
Oppenheimer Main St. Small Cap Fund/VA	02	2002	10.000	10.109	3,829

Oppenheimer Main St. Small Cap Fund/VA	03	2005	16.721	17.998	4,748
Oppenheimer Main St. Small Cap Fund/VA	03	2004	14.303	16.721	4,069
Oppenheimer Main St. Small Cap Fund/VA	03	2003	10.107	14.303	849
Oppenheimer Main St. Small Cap Fund/VA	03	2002	10.000	10.107	0

Oppenheimer Main St. Small Cap Fund/VA	04	2005	16.660	17.905	52,133
Oppenheimer Main St. Small Cap Fund/VA	04	2004	14.272	16.660	51,013
Oppenheimer Main St. Small Cap Fund/VA	04	2003	10.101	14.272	28,036
Oppenheimer Main St. Small Cap Fund/VA	04	2002	10.000	10.101	2,665

Oppenheimer Main St. Small Cap Fund/VA	05	2005	16.639	17.873	216
Oppenheimer Main St. Small Cap Fund/VA	05	2004	14.262	16.639	217
Oppenheimer Main St. Small Cap Fund/VA	05	2003	10.099	14.262	0
Oppenheimer Main St. Small Cap Fund/VA	05	2002	10.000	10.099	0

Oppenheimer Main St. Small Cap Fund/VA	06	2005	16.578	17.780	3,768
Oppenheimer Main St. Small Cap Fund/VA	06	2004	14.231	16.578	3,129
Oppenheimer Main St. Small Cap Fund/VA	06	2003	10.093	14.231	1,443
Oppenheimer Main St. Small Cap Fund/VA	06	2002	10.000	10.093	0

Oppenheimer Main St. Small Cap Fund/VA	07	2005	15.235	16.332	0
Oppenheimer Main St. Small Cap Fund/VA	07	2004	13.085	15.235	474
Oppenheimer Main St. Small Cap Fund/VA	07	2003	10.000	13.085	0

Oppenheimer Main St. Small Cap Fund/VA	08	2005	15.184	16.244	0
Oppenheimer Main St. Small Cap Fund/VA	08	2004	13.068	15.184	0
Oppenheimer Main St. Small Cap Fund/VA	08	2003	10.000	13.068	0

PIMCO Emerging Markets Bond Portfolio	01	2005	16.597	18.084	29,737
PIMCO Emerging Markets Bond Portfolio	01	2004	15.052	16.597	8,203
PIMCO Emerging Markets Bond Portfolio	01	2003	10.000	15.052	0

PIMCO Emerging Markets Bond Portfolio	02	2005	16.521	17.965	91,077
PIMCO Emerging Markets Bond Portfolio	02	2004	15.013	16.521	22,123
PIMCO Emerging Markets Bond Portfolio	02	2003	10.000	15.013	0

PIMCO Emerging Markets Bond Portfolio	03	2005	16.502	17.936	979
PIMCO Emerging Markets Bond Portfolio	03	2004	15.004	16.502	0
PIMCO Emerging Markets Bond Portfolio	03	2003	10.000	15.004	0

PIMCO Emerging Markets Bond Portfolio	04	2005	16.445	17.846	22,584
PIMCO Emerging Markets Bond Portfolio	04	2004	14.975	16.445	9,599
PIMCO Emerging Markets Bond Portfolio	04	2003	10.000	14.975	0

PIMCO Emerging Markets Bond Portfolio	05	2005	16.427	17.817	0
PIMCO Emerging Markets Bond Portfolio	05	2004	14.966	16.427	0
PIMCO Emerging Markets Bond Portfolio	05	2003	10.000	14.966	0

PIMCO Emerging Markets Bond Portfolio	06	2005	16.370	17.728	3,839
PIMCO Emerging Markets Bond Portfolio	06	2004	14.937	16.370	3,231
PIMCO Emerging Markets Bond Portfolio	06	2003	10.000	14.937	0

PIMCO Emerging Markets Bond Portfolio	07	2005	11.636	12.595	0
PIMCO Emerging Markets Bond Portfolio	07	2004	10.623	11.636	0
PIMCO Emerging Markets Bond Portfolio	07	2003	10.000	10.623	0

PIMCO Emerging Markets Bond Portfolio	08	2005	11.597	12.527	0
PIMCO Emerging Markets Bond Portfolio	08	2004	10.609	11.597	0
PIMCO Emerging Markets Bond Portfolio	08	2003	10.000	10.609	0

PIMCO Low Duration Portfolio	01	2005	10.024	9.959	3,896,831
PIMCO Low Duration Portfolio	01	2004	10.007	10.024	1,272,330
PIMCO Low Duration Portfolio	01	2003	10.000	10.007	0

PIMCO Low Duration Portfolio	02	2005	10.002	9.917	2,977,919
PIMCO Low Duration Portfolio	02	2004	10.006	10.002	814,167
PIMCO Low Duration Portfolio	02	2003	10.000	10.006	0

PIMCO Low Duration Portfolio	03	2005	9.997	9.907	308,636
PIMCO Low Duration Portfolio	03	2004	10.006	9.997	89,281
PIMCO Low Duration Portfolio	03	2003	10.000	10.006	0

PIMCO Low Duration Portfolio	04	2005	9.980	9.875	2,999,442
PIMCO Low Duration Portfolio	04	2004	10.005	9.980	2,266,961
PIMCO Low Duration Portfolio	04	2003	10.000	10.005	0

PIMCO Low Duration Portfolio	05	2005	9.975	9.865	28,559
PIMCO Low Duration Portfolio	05	2004	10.004	9.975	21,421
PIMCO Low Duration Portfolio	05	2003	10.000	10.004	0

PIMCO Low Duration Portfolio	06	2005	9.959	9.834	452,930
PIMCO Low Duration Portfolio	06	2004	10.003	9.959	362,658
PIMCO Low Duration Portfolio	06	2003	10.000	10.003	0

PIMCO Low Duration Portfolio	07	2005	9.953	9.823	349,840
PIMCO Low Duration Portfolio	07	2004	10.003	9.953	360,405
PIMCO Low Duration Portfolio	07	2003	10.000	10.003	0

PIMCO Low Duration Portfolio	08	2005	9.932	9.782	15,203
PIMCO Low Duration Portfolio	08	2004	10.002	9.932	14,020
PIMCO Low Duration Portfolio	08	2003	10.000	10.002	0

PIMCO Real Return Portfolio	01	2005	12.083	12.134	399,779
PIMCO Real Return Portfolio	01	2004	11.280	12.083	320,645
PIMCO Real Return Portfolio	01	2003	10.537	11.280	136,395
PIMCO Real Return Portfolio	01	2002	10.000	10.537	4,800

PIMCO Real Return Portfolio	02	2005	12.024	12.050	720,809
PIMCO Real Return Portfolio	02	2004	11.248	12.024	576,053
PIMCO Real Return Portfolio	02	2003	10.528	11.248	213,623
PIMCO Real Return Portfolio	02	2002	10.000	10.528	8,088

PIMCO Real Return Portfolio	03	2005	12.009	12.029	34,504
PIMCO Real Return Portfolio	03	2004	11.240	12.009	23,514
PIMCO Real Return Portfolio	03	2003	10.526	11.240	7,550
PIMCO Real Return Portfolio	03	2002	10.000	10.526	969

PIMCO Real Return Portfolio	04	2005	11.965	11.966	192,814
PIMCO Real Return Portfolio	04	2004	11.216	11.965	131,033
PIMCO Real Return Portfolio	04	2003	10.519	11.216	78,628
PIMCO Real Return Portfolio	04	2002	10.000	10.519	11,540

PIMCO Real Return Portfolio	05	2005	11.951	11.946	4,028
PIMCO Real Return Portfolio	05	2004	11.208	11.951	3,933
PIMCO Real Return Portfolio	05	2003	10.517	11.208	4,237
PIMCO Real Return Portfolio	05	2002	10.000	10.517	0

PIMCO Real Return Portfolio	06	2005	11.906	11.883	35,440
PIMCO Real Return Portfolio	06	2004	11.184	11.906	21,253
PIMCO Real Return Portfolio	06	2003	10.511	11.184	14,946
PIMCO Real Return Portfolio	06	2002	10.000	10.511	0

PIMCO Real Return Portfolio	07	2005	10.819	10.792	0
PIMCO Real Return Portfolio	07	2004	10.167	10.819	0
PIMCO Real Return Portfolio	07	2003	10.000	10.167	0

PIMCO Real Return Portfolio	08	2005	10.782	10.734	0
PIMCO Real Return Portfolio	08	2004	10.154	10.782	0
PIMCO Real Return Portfolio	08	2003	10.000	10.154	0

PIMCO Total Return Portfolio	01	2005	11.067	11.152	523,505
PIMCO Total Return Portfolio	01	2004	10.728	11.067	487,799
PIMCO Total Return Portfolio	01	2003	10.384	10.728	321,384
PIMCO Total Return Portfolio	01	2002	10.000	10.384	17,543

PIMCO Total Return Portfolio	02	2005	11.012	11.074	930,076
PIMCO Total Return Portfolio	02	2004	10.697	11.012	703,642
PIMCO Total Return Portfolio	02	2003	10.376	10.697	460,791
PIMCO Total Return Portfolio	02	2002	10.000	10.376	7,176

PIMCO Total Return Portfolio	03	2005	10.999	11.055	81,870
PIMCO Total Return Portfolio	03	2004	10.690	10.999	50,359
PIMCO Total Return Portfolio	03	2003	10.373	10.690	21,278
PIMCO Total Return Portfolio	03	2002	10.000	10.373	861

PIMCO Total Return Portfolio	04	2005	10.958	10.998	709,715
PIMCO Total Return Portfolio	04	2004	10.667	10.958	776,688
PIMCO Total Return Portfolio	04	2003	10.367	10.667	691,163
PIMCO Total Return Portfolio	04	2002	10.000	10.367	35,214

PIMCO Total Return Portfolio	05	2005	10.945	10.979	56,377
PIMCO Total Return Portfolio	05	2004	10.659	10.945	13,351
PIMCO Total Return Portfolio	05	2003	10.365	10.659	7,205
PIMCO Total Return Portfolio	05	2002	10.000	10.365	0

PIMCO Total Return Portfolio	06	2005	10.905	10.921	97,889
PIMCO Total Return Portfolio	06	2004	10.636	10.905	78,358
PIMCO Total Return Portfolio	06	2003	10.358	10.636	62,336
PIMCO Total Return Portfolio	06	2002	10.000	10.358	88

PIMCO Total Return Portfolio	07	2005	10.216	10.227	127,836
PIMCO Total Return Portfolio	07	2004	9.970	10.216	143,452
PIMCO Total Return Portfolio	07	2003	10.000	9.970	154,024

PIMCO Total Return Portfolio	08	2005	10.182	10.171	20,885
PIMCO Total Return Portfolio	08	2004	9.957	10.182	20,795
PIMCO Total Return Portfolio	08	2003	10.000	9.957	21,346

PIMCO VIT All Asset Portfolio	01	2005	10.000	10.218	1,193

PIMCO VIT All Asset Portfolio	02	2005	10.000	10.215	242

PIMCO VIT All Asset Portfolio	03	2005	10.000	10.214	407

PIMCO VIT All Asset Portfolio	04	2005	10.000	10.212	5,927

PIMCO VIT All Asset Portfolio	05	2005	10.000	10.211	0

PIMCO VIT All Asset Portfolio	06	2005	10.000	10.208	0

PIMCO VIT All Asset Portfolio	07	2005	10.000	10.207	0

PIMCO VIT All Asset Portfolio	08	2005	10.000	10.204	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	01	2005	10.000	10.297	4,006

PIMCO VIT CommodityRealReturn Strategy Portfolio	02	2005	10.000	10.293	14,947

PIMCO VIT CommodityRealReturn Strategy Portfolio	03	2005	10.000	10.292	56

PIMCO VIT CommodityRealReturn Strategy Portfolio	04	2005	10.000	10.290	1,950

PIMCO VIT CommodityRealReturn Strategy Portfolio	05	2005	10.000	10.289	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	06	2005	10.000	10.286	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	07	2005	10.000	10.286	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	08	2005	10.000	10.282	0

Sun Capital All Cap S Class	01	2005	11.140	10.850	18,805
Sun Capital All Cap S Class	01	2004	10.000	11.140	3,335
Sun Capital All Cap S Class	01	2003	10.000	10.000	0

Sun Capital All Cap S Class	02	2005	11.120	10.808	33,317
Sun Capital All Cap S Class	02	2004	10.000	11.120	7,946
Sun Capital All Cap S Class	02	2003	10.000	10.000	0

Sun Capital All Cap S Class	03	2005	11.114	10.797	0
Sun Capital All Cap S Class	03	2004	10.000	11.114	0
Sun Capital All Cap S Class	03	2003	10.000	10.000	0

Sun Capital All Cap S Class	04	2005	11.099	10.766	7,400
Sun Capital All Cap S Class	04	2004	10.000	11.099	1,529
Sun Capital All Cap S Class	04	2003	10.000	10.000	0

Sun Capital All Cap S Class	05	2005	11.094	10.755	0
Sun Capital All Cap S Class	05	2004	10.000	11.094	0
Sun Capital All Cap S Class	05	2003	10.000	10.000	0

Sun Capital All Cap S Class	06	2005	11.078	10.724	0
Sun Capital All Cap S Class	06	2004	10.000	11.078	0
Sun Capital All Cap S Class	06	2003	10.000	10.000	0

Sun Capital All Cap S Class	07	2005	11.073	10.713	0
Sun Capital All Cap S Class	07	2004	10.000	11.073	0
Sun Capital All Cap S Class	07	2003	10.000	10.000	0

Sun Capital All Cap S Class	08	2005	11.052	10.672	0
Sun Capital All Cap S Class	08	2004	10.000	11.052	0
Sun Capital All Cap S Class	08	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	01	2005	10.342	10.348	24,172
Sun Capital Investment Grade Bond S Class	01	2004	10.000	10.342	13,516
Sun Capital Investment Grade Bond S Class	01	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	02	2005	10.323	10.308	80,529
Sun Capital Investment Grade Bond S Class	02	2004	10.000	10.323	8,681
Sun Capital Investment Grade Bond S Class	02	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	03	2005	10.318	10.298	1,877
Sun Capital Investment Grade Bond S Class	03	2004	10.000	10.318	1,114
Sun Capital Investment Grade Bond S Class	03	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	04	2005	10.303	10.268	8,795
Sun Capital Investment Grade Bond S Class	04	2004	10.000	10.303	3,896
Sun Capital Investment Grade Bond S Class	04	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	05	2005	10.299	10.258	0
Sun Capital Investment Grade Bond S Class	05	2004	10.000	10.299	0
Sun Capital Investment Grade Bond S Class	05	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	06	2005	10.284	10.228	975
Sun Capital Investment Grade Bond S Class	06	2004	10.000	10.284	0
Sun Capital Investment Grade Bond S Class	06	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	07	2005	10.279	10.218	0
Sun Capital Investment Grade Bond S Class	07	2004	10.000	10.279	0
Sun Capital Investment Grade Bond S Class	07	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	08	2005	10.260	10.178	0
Sun Capital Investment Grade Bond S Class	08	2004	10.000	10.260	0
Sun Capital Investment Grade Bond S Class	08	2003	10.000	10.000	0

Sun Capital Money Market S Class	01	2005	10.000	10.062	19,749

Sun Capital Money Market S Class	02	2005	10.000	10.046	19,173

Sun Capital Money Market S Class	03	2005	10.000	10.042	0

Sun Capital Money Market S Class	04	2005	10.000	10.030	0

Sun Capital Money Market S Class	05	2005	10.000	10.026	0

Sun Capital Money Market S Class	06	2005	10.000	10.014	0

Sun Capital Money Market S Class	07	2005	10.000	10.011	0

Sun Capital Money Market S Class	08	2005	10.000	9.995	0

Sun Capital Real Estate Fund	01	2005	17.669	19.059	99,196
Sun Capital Real Estate Fund	01	2004	13.476	17.669	104,093
Sun Capital Real Estate Fund	01	2003	10.079	13.476	75,750
Sun Capital Real Estate Fund	01	2002	10.000	10.079	10,082

Sun Capital Real Estate Fund	02	2005	17.583	18.927	152,599
Sun Capital Real Estate Fund	02	2004	13.438	17.583	161,032
Sun Capital Real Estate Fund	02	2003	10.071	13.438	141,479
Sun Capital Real Estate Fund	02	2002	10.000	10.071	6,680

Sun Capital Real Estate Fund	03	2005	17.561	18.895	10,572
Sun Capital Real Estate Fund	03	2004	13.428	17.561	9,710
Sun Capital Real Estate Fund	03	2003	10.069	13.428	4,048
Sun Capital Real Estate Fund	03	2002	10.000	10.069	0

Sun Capital Real Estate Fund	04	2005	17.497	18.797	204,020
Sun Capital Real Estate Fund	04	2004	13.399	17.497	207,717
Sun Capital Real Estate Fund	04	2003	10.062	13.399	207,216
Sun Capital Real Estate Fund	04	2002	10.000	10.062	5,281

Sun Capital Real Estate Fund	05	2005	17.475	18.764	2,403
Sun Capital Real Estate Fund	05	2004	13.390	17.475	2,164
Sun Capital Real Estate Fund	05	2003	10.060	13.390	1,027
Sun Capital Real Estate Fund	05	2002	10.000	10.060	0

Sun Capital Real Estate Fund	06	2005	17.411	18.666	25,942
Sun Capital Real Estate Fund	06	2004	13.361	17.411	28,666
Sun Capital Real Estate Fund	06	2003	10.054	13.361	30,934
Sun Capital Real Estate Fund	06	2002	10.000	10.054	0

Sun Capital Real Estate Fund	07	2005	15.834	16.967	46,267
Sun Capital Real Estate Fund	07	2004	12.157	15.834	55,824
Sun Capital Real Estate Fund	07	2003	10.000	12.157	66,004

Sun Capital Real Estate Fund	08	2005	15.781	16.875	6,762
Sun Capital Real Estate Fund	08	2004	12.141	15.781	7,570
Sun Capital Real Estate Fund	08	2003	10.000	12.141	9,054

Sun Capital Real Estate Fund S Class	01	2005	12.423	13.363	634,999
Sun Capital Real Estate Fund S Class	01	2004	10.000	12.423	194,495
Sun Capital Real Estate Fund S Class	01	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	02	2005	12.400	13.311	492,406
Sun Capital Real Estate Fund S Class	02	2004	10.000	12.400	149,005
Sun Capital Real Estate Fund S Class	02	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	03	2005	12.394	13.298	41,394
Sun Capital Real Estate Fund S Class	03	2004	10.000	12.394	16,542
Sun Capital Real Estate Fund S Class	03	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	04	2005	12.377	13.259	435,360
Sun Capital Real Estate Fund S Class	04	2004	10.000	12.377	329,327
Sun Capital Real Estate Fund S Class	04	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	05	2005	12.371	13.247	3,109
Sun Capital Real Estate Fund S Class	05	2004	10.000	12.371	2,286
Sun Capital Real Estate Fund S Class	05	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	06	2005	12.354	13.208	51,654
Sun Capital Real Estate Fund S Class	06	2004	10.000	12.354	41,897
Sun Capital Real Estate Fund S Class	06	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	07	2005	12.348	13.195	47,611
Sun Capital Real Estate Fund S Class	07	2004	10.000	12.348	48,338
Sun Capital Real Estate Fund S Class	07	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	08	2005	12.325	13.144	1,085
Sun Capital Real Estate Fund S Class	08	2004	10.000	12.325	1,161
Sun Capital Real Estate Fund S Class	08	2003	10.000	10.000	0

Templeton Developing Markets Securities Fund, Class 2	01	2005	10.000	11.207	17,584

Templeton Developing Markets Securities Fund, Class 2	02	2005	10.000	11.203	12,434

Templeton Developing Markets Securities Fund, Class 2	03	2005	10.000	11.202	0

Templeton Developing Markets Securities Fund, Class 2	04	2005	10.000	11.199	779

Templeton Developing Markets Securities Fund, Class 2	05	2005	10.000	11.198	0

Templeton Developing Markets Securities Fund, Class 2	06	2005	10.000	11.195	3,483

Templeton Developing Markets Securities Fund, Class 2	07	2005	10.000	11.194	0

Templeton Developing Markets Securities Fund, Class 2	08	2005	10.000	11.191	0

Templeton Foreign Securities Fund	01	2005	14.576	15.794	2,557,195
Templeton Foreign Securities Fund	01	2004	12.504	14.576	894,973
Templeton Foreign Securities Fund	01	2003	9.616	12.504	160,809
Templeton Foreign Securities Fund	01	2002	10.000	9.616	16,358

Templeton Foreign Securities Fund	02	2005	14.505	15.685	1,942,544
Templeton Foreign Securities Fund	02	2004	12.469	14.505	641,322
Templeton Foreign Securities Fund	02	2003	9.608	12.469	154,977
Templeton Foreign Securities Fund	02	2002	10.000	9.608	8,232

Templeton Foreign Securities Fund	03	2005	14.487	15.658	176,958
Templeton Foreign Securities Fund	03	2004	12.460	14.487	67,208
Templeton Foreign Securities Fund	03	2003	9.606	12.460	4,692
Templeton Foreign Securities Fund	03	2002	10.000	9.606	0

Templeton Foreign Securities Fund	04	2005	14.434	15.576	2,098,840
Templeton Foreign Securities Fund	04	2004	12.433	14.434	1,792,130
Templeton Foreign Securities Fund	04	2003	9.600	12.433	437,742
Templeton Foreign Securities Fund	04	2002	10.000	9.600	22,543

Templeton Foreign Securities Fund	05	2005	14.416	15.549	18,867
Templeton Foreign Securities Fund	05	2004	12.424	14.416	14,802
Templeton Foreign Securities Fund	05	2003	9.598	12.424	962
Templeton Foreign Securities Fund	05	2002	10.000	9.598	0

Templeton Foreign Securities Fund	06	2005	14.363	15.468	273,363
Templeton Foreign Securities Fund	06	2004	12.397	14.363	220,541
Templeton Foreign Securities Fund	06	2003	9.592	12.397	36,345
Templeton Foreign Securities Fund	06	2002	10.000	9.592	142

Templeton Foreign Securities Fund	07	2005	14.664	15.785	285,634
Templeton Foreign Securities Fund	07	2004	12.664	14.664	315,176
Templeton Foreign Securities Fund	07	2003	10.000	12.664	115,914

Templeton Foreign Securities Fund	08	2005	14.615	15.700	18,639
Templeton Foreign Securities Fund	08	2004	12.647	14.615	20,916
Templeton Foreign Securities Fund	08	2003	10.000	12.647	16,025

Templeton Growth Securities Fund Class 2	01	2005	15.698	16.808	40,394
Templeton Growth Securities Fund Class 2	01	2004	13.757	15.698	16,863
Templeton Growth Securities Fund Class 2	01	2003	10.000	13.757	0

Templeton Growth Securities Fund Class 2	02	2005	15.626	16.697	84,489
Templeton Growth Securities Fund Class 2	02	2004	13.722	15.626	13,401
Templeton Growth Securities Fund Class 2	02	2003	10.000	13.722	0

Templeton Growth Securities Fund Class 2	03	2005	15.608	16.670	521
Templeton Growth Securities Fund Class 2	03	2004	13.714	15.608	0
Templeton Growth Securities Fund Class 2	03	2003	10.000	13.714	0

Templeton Growth Securities Fund Class 2	04	2005	15.554	16.587	54,475
Templeton Growth Securities Fund Class 2	04	2004	13.687	15.554	15,878
Templeton Growth Securities Fund Class 2	04	2003	10.000	13.687	0

Templeton Growth Securities Fund Class 2	05	2005	15.537	16.559	0
Templeton Growth Securities Fund Class 2	05	2004	13.679	15.537	0
Templeton Growth Securities Fund Class 2	05	2003	10.000	13.679	0

Templeton Growth Securities Fund Class 2	06	2005	15.483	16.477	6,261
Templeton Growth Securities Fund Class 2	06	2004	13.652	15.483	0
Templeton Growth Securities Fund Class 2	06	2003	10.000	13.652	0

Templeton Growth Securities Fund Class 2	07	2005	14.164	15.066	0
Templeton Growth Securities Fund Class 2	07	2004	12.496	14.164	0
Templeton Growth Securities Fund Class 2	07	2003	10.000	12.496	0

Templeton Growth Securities Fund Class 2	08	2005	14.117	14.985	0
Templeton Growth Securities Fund Class 2	08	2004	12.480	14.117	0
Templeton Growth Securities Fund Class 2	08	2003	10.000	12.480	0

Wanger Select, Variable Series	01	2005	10.000	11.518	20,389

Wanger Select, Variable Series	02	2005	10.000	11.500	8,913

Wanger Select, Variable Series	03	2005	10.000	11.496	162

Wanger Select, Variable Series	04	2005	10.000	11.482	699

Wanger Select, Variable Series	05	2005	10.000	11.477	0

Wanger Select, Variable Series	06	2005	10.000	11.464	0

Wanger Select, Variable Series	07	2005	10.000	11.459	0

Wanger Select, Variable Series	08	2005	10.000	11.441	0

Wanger US Smaller Companies, Variable Series	01	2005	10.000	11.071	699

Wanger US Smaller Companies, Variable Series	02	2005	10.000	11.053	0

Wanger US Smaller Companies, Variable Series	03	2005	10.000	11.049	0

Wanger US Smaller Companies, Variable Series	04	2005	10.000	11.036	0

Wanger US Smaller Companies, Variable Series	05	2005	10.000	11.031	0

Wanger US Smaller Companies, Variable Series	06	2005	10.000	11.018	0

Wanger US Smaller Companies, Variable Series	07	2005	10.000	11.014	0

Wanger US Smaller Companies, Variable Series	08	2005	10.000	10.996	0

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TELEPHONE:
Toll Free (800) 752-7215

GENERAL DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481